As filed with the Securities and Exchange Commission on October 14, 2005
                                                             File No. 333-116057
                                                               ICA No. 811-21587

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [_]
     Pre-Effective Amendment No.                                             [_]
     Post-Effective Amendment No. 8                                          [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                                  [_]
     Amendment No. 9                                                         [X]

                        (Check appropriate box or boxes)

                            OLD MUTUAL ADVISOR FUNDS
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

4643 South Ulster Street, Suite 600, Denver, Colorado                   80237
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                        (Zip Code)

Registrant's Telephone Number, including Area Code:         (303) 770-1733
                                                   -----------------------------
     David J. Bullock, 4643 South Ulster Street, Suite 600, Denver, Colorado
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                                    Copies to:

               CARL FRISCHLING, ESQ.                   and to                  ANDRA C. OZOLS, ESQ.
        Kramer Levin Naftalis & Frankel LLP                                  Old Mutual Capital, Inc.
            1177 Avenue of the Americas                                 4643 South Ulster Street, Suite 600
             New York, New York 10036                                            Denver, CO 80237
                  (212) 715-9100                                                  (888) 744-5050
---------------------------------------------------------------------------------------------------------------


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.

It is proposed that this filing will become effective (check appropriate box):

[X] immediately upon filing pursuant to paragraph (b)
[_] on August 1, 2005 pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] on (date) pursuant to paragraph (a)(3)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[_] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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PROSPECTUS                                       [Analytic Investors, Inc. Logo]
         CLASS A AND CLASS C SHARES
         October 14, 2005




         Old Mutual Advisor Funds

         o Old Mutual Analytic Defensive Equity Fund


--------------------------------------------------------------------------------
[logo]   OLD MUTUAL
         Advisor Funds

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.
--------------------------------------------------------------------------------

AN INTRODUCTION TO THE OLD MUTUAL ADVISOR FUNDS(R) AND THIS PROSPECTUS

Old Mutual Advisor Funds (the "Trust") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities. The Trust currently offers six series portfolios (the "Funds"). This Prospectus offers Class A and Class C shares of Old Mutual Analytic Defensive Equity Fund (the "Fund").

The Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

The Fund is generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. The Fund may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. The Fund may not be suitable for investors who require regular income or stability of principal.

INVESTMENT ADVISOR

Old Mutual Capital, Inc. (the "Advisor") is the investment advisor for the Fund. The Advisor has retained Analytic Investors, Inc. (the "Sub-Advisor") to assist in managing the Fund. For information about the Sub-Advisor, see The Sub-Advisor section of this Prospectus.

This Prospectus contains important information you should know before investing in the Fund and as a shareholder in the Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Fund, please refer to the back cover of this Prospectus.


WHAT THE FUND IS -- AND ISN'T

The Fund is a mutual fund -- a pooled investment that is professionally managed and provides the opportunity to participate in financial markets. The Fund strives to meet its stated goal, although, as with all mutual funds, it cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

An investment in the Fund is not a bank deposit. It is not insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

TABLE OF CONTENTS


FUND SUMMARY
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Goal .........................................................................__
Main Investment Strategies....................................................__
Main Investment Risks.........................................................__

PERFORMANCE INFORMATION
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How Has the Fund Performed?...................................................__
Fees and Expenses.............................................................__

MORE ABOUT THE FUND
--------------------------------------------------------------------------------

Additional Investment Practices, Strategies, and Risks........................__

THE INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

The Investment Advisor........................................................__
The Sub-Advisor...............................................................__
The Portfolio Managers........................................................__

YOUR INVESTMENT
--------------------------------------------------------------------------------

Your Share Price..............................................................__
Policy Regarding Excessive or Short-Term Trading..............................__
Choosing a Share Class........................................................__
Sales Charges.................................................................__
Pricing Fund Shares-Net Asset Value ..........................................__
Buying Shares.................................................................__
Selling Shares................................................................__
General Policies .............................................................__
Distribution and Taxes........................................................__
Distribution Arrangements.....................................................__
Revenue Sharing...............................................................__

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Financial Highlights..........................................................__

FUND SUMMARY

Old Mutual Analytic Defensive Equity Fund

GOAL

The Fund seeks to obtain a greater long-term return and smaller fluctuations in quarterly total return from a diversified, hedged common stock fund than would be realized from the same fund unhedged. The Fund may change its investment objective without shareholder approval.

MAIN INVESTMENT STRATEGIES

Through its proprietary investment process, the Sub-Advisor attempts to create a diversified and hedged portfolio by investing in a combination of stocks, debt securities, and options. The Fund invests primarily (at least 80% of its net assets) in equity securities. This strategy may not be changed without at least 60 days prior notice to the Fund's shareholders. Equity securities represent an ownership interest in an issuer.

STOCK SELECTION PROCESS. The Sub-Advisor selects equity securities for the Fund using a proprietary system that ranks stocks according to a mathematical model. The Sub-Advisor's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity, and risk. Using its system, the Sub-Advisor believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index, the Fund's investment universe. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics, such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. The Sub-Advisor also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

The Sub-Advisor begins the stock selection process by ranking stocks according to their one-month expected return. The Sub-Advisor then uses a process called "portfolio optimization" to select securities that it believes will:

     o   maximize expected returns for the Fund;

     o   minimize expected volatility relative to its benchmark; and

     o diversify the assets of the Fund among the various countries, industries, sectors, and individual securities.

The Sub-Advisor monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. The Sub-Advisor sells a security when it believes the incremental return from the sale exceeds the associated transaction costs.

The Fund initially intends to take long equity positions equal to approximately 120% of the Fund's net assets and short equity positions equal to approximately 20% of net assets, although the Fund's long/short exposure is expected to vary over time based on the Sub-Advisor's assessment of market conditions and other factors. The Fund's long equity exposure is ordinarily expected to range from 110% to 125% and its short equity exposure from 10% to 70% of the Fund's net assets. The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the option strategy and may during these periods hold a substantial portion of the Fund's total assets in high quality short-term debt securities, cash, or cash equivalents.

OPTION STRATEGY. The Sub-Advisor will opportunistically employ the option strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund's shareholders, and reduce overall portfolio risk. The Fund initially intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund's use of written call options may vary over time based on the Sub-Advisor's assessment of market conditions and other factors (such that it may range from 0% to 100% of net assets). For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option.

BUYING AND SELLING OPTIONS. The Fund may buy and sell options, which are agreements that give an investor the right to buy or sell an asset at an agreed upon price in the future. Options may be used to protect the Fund's investments against changes resulting from market conditions (a practice called "hedging") or to generate income. The Sub-Advisor bases its hedging decisions on estimates of the fair value and expected contribution made by an option to the overall expected return of the Fund.

WRITING COVERED CALL OPTIONS. The Fund may also write covered call options to generate income. When the Fund writes a covered call option, the Fund sells the right to purchase a security on or before a predetermined date in the future in return for a premium. The Fund owns a sufficient amount of the underlying shares to cover its potential obligation to deliver shares should the buyer exercise its right to purchase the shares.

USE OF "BROADBASED" EQUITY INDEXES. The Fund may sell call options on equity indexes, such as the S&P 500 Index, as well as on narrower market indexes or on indexes of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals, and consumer products. When using index options, the Sub-Advisor will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund's equity portfolio.

DERIVATIVE STRATEGIES. In addition to the option strategy, the Fund may use other derivatives strategies for a variety of purposes, including to:

     o   hedge against market and other risks in the portfolio;

     o   manage cash flows;

     o maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark, with reduced transaction costs; and

     o enhance investment returns, a strategy that may be considered speculative.

The Fund may engage in asset allocation strategies involving sectors by purchasing or selling futures contracts on U.S. and foreign securities indexes and other assets.

FUTURES CONTRACTS AND RELATED OPTIONS. The Sub-Advisor may use futures contracts in an attempt to enhance the Fund's investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund's portfolio. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

FORWARD CONTRACTS. The Fund may also purchase or sell forward contracts on foreign currencies. A forward contract on a foreign currency provides for the purchase or sale of foreign currency at an exchange rate established at the time of entering the contract but with payment and delivery at a future time.

In addition to the instruments noted above, the Fund may use a variety of other derivative instruments (including both long and short positions) for hedging or risk management purposes or as part of its investment strategies, including options on futures contracts and swap agreements with respect to securities, indexes, and currencies.

MAIN INVESTMENT RISKS

As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Sub-Advisor did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed, or insured by any financial institution, government authority, or the FDIC. You may lose money by investing in the Fund.

As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Derivatives, including options, futures contracts, and options related to futures contracts, are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objectives and to realize profits or limit losses.

Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. The Fund uses this leverage as a means of enhancing returns without increasing its investment. This is referred to as "leverage." Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. The Fund's use of derivatives may be considered speculative.

The Fund's use of broadbased equity indexes involves significant risk that the changes in value of the indexes underlying the Fund's written index call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums.

PERFORMANCE INFORMATION

HOW HAS THE FUND PERFORMED?

The Fund is a successor to the Analytic Defensive Equity Fund ("Analytic Fund"), a series of The Advisors' Inner Circle Fund. The Analytic Fund and the Fund have entered into an agreement and plan of reorganization dated October 13, 2005. Under the plan of reorganization, the Analytic Fund will transfer substantially all its assets and liabilities to the Fund. If the shareholders of the Analytic Fund approve this transaction, the reorganization will occur on or about December 9, 2005, and the Fund will continue the operations of the Analytic Fund. The Analytic Fund was the successor to the Analytic Defensive Equity Fund ("UAM Fund"), a series of the UAM Funds, Inc. II (the "Analytic Fund" together with the "UAM Fund," the "Predecessor Funds"). The UAM Fund's date of inception was July 1, 1978. The UAM Fund dissolved and reorganized into the Analytic Fund on June 24, 2002. Substantially all of the UAM Fund's assets and liabilities were transferred to the Analytic Fund in connection with the Analytic Fund's commencement of operations on June 24, 2002. Both the Predecessor Funds were managed by the Sub-Advisor using the same investment objective, strategies, policies, and restrictions as those used by the Fund.

The bar chart illustrates the risks of investing in the Fund. The performance figures represent the performance of the Predecessor Funds. The performance is based on the performance of the Predecessor Funds' Institutional Class shares, which has been adjusted to reflect the distribution fee of the Predecessor Fund's Class A shares, which is identical to the service fee of the Fund's Class A shares. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

Returns are based on past results and are not an indication of future performance.

CALENDAR YEAR RETURNS

------------- ----------- ---------- ----------- ----------- ----------- ----------- ------------- ---------- -----------
   19.84%       14.05%     17.43%      27.05%      19.71%     (7.66)%     (3.30)%      (13.22)%     21.73%      8.23%
------------- ----------- ---------- ----------- ----------- ----------- ----------- ------------- ---------- -----------
    1995         1996       1997        1998        1999        2000        2001         2002        2003        2004
------------- ----------- ---------- ----------- ----------- ----------- ----------- ------------- ---------- -----------

During the periods shown in the chart, the highest return for a quarter was 15.87% (quarter ending 12/31/98) and the lowest return for a quarter was (9.86)% (quarter ending 06/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004

The average annual returns table compares average annual returns of the Predecessor Funds to those of a broad-based securities market index. The table reflects the highest initial sales charge for Class A shares and the contingent deferred sales charge for Class C shares, assumes that you sell your shares at the end of the period, and assumes that you reinvest all of your dividends and distributions. Returns are based on past results and are not an indication of future performance.

---------------------------------------------------- ---------------------- -------------------- -------------------------
                                                           1 YEAR *              5 YEARS *              10 YEARS *
---------------------------------------------------- ---------------------- -------------------- -------------------------
Class A Average Annual Return Before Taxes                   2.03%                (0.77)%                 8.92%
---------------------------------------------------- ---------------------- -------------------- -------------------------
Class A Average Annual Return After Taxes on
Distributions(1)                                             1.02%                (1.31)%                 6.17%
---------------------------------------------------- ---------------------- -------------------- -------------------------
Class A Average Annual Return After Taxes on
Distributions and Sale of Fund Shares(1)                     1.87%                (0.92)%                 6.30%
---------------------------------------------------- ---------------------- -------------------- -------------------------
Class C Average Annual Return Before Taxes                   6.36%                (0.54)%                 8.63%
---------------------------------------------------- ---------------------- -------------------- -------------------------
S&P 500 Composite Index(2)                                  10.88%                (2.30)%                 12.07%
---------------------------------------------------- ---------------------- -------------------- -------------------------

-------------------------

* Class A and Class C shares were not offered during the periods shown. The performance of Class A and Class C shares is based on the performance of the Predecessor Funds' Institutional Class shares, reduced to reflect the higher distribution and service fees applicable to Class A and Class C shares of the Predecessor Funds, which are identical to the distribution and service fees of the Fund's Class A shares and Class C shares.

(1) After tax-returns are calculated using the historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from these shown and after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. Class C shares have different after-tax performance.

(2) The S&P 500 Composite Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks, and 20 transportation stocks. The Index reflects the reinvestment of dividends but does not reflect fees, brokerage commissions, taxes, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE

--------------------------------------------------- ------------------- -------------------
                                                         Class A             Class C
--------------------------------------------------- ------------------- -------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------- ------------------- -------------------
Maximum Sales Charge (Load)                              5.75%(1)              None
(as a percentage of offering price)
--------------------------------------------------- ------------------- -------------------
Maximum Deferred Sales Charge (Load)                     None(2)             1.00%(3)
(as a percentage of original purchase price)
--------------------------------------------------- ------------------- -------------------
Redemption Fee(4)                                         2.00%               2.00%
(as a percentage of amount redeemed)
--------------------------------------------------- ------------------- -------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------- ------------------- -------------------
Management Fees                                           0.95%               0.95%
--------------------------------------------------- ------------------- -------------------
Distribution (12b-1) Fees                                  None               0.75%
--------------------------------------------------- ------------------- -------------------
Other Expenses
     Service Fees                                         0.25%               0.25%
     Other Operating Expenses(5)                          0.50%               0.50%
     Total Other Expenses                                 0.75%               0.75%
--------------------------------------------------- ------------------- -------------------
TOTAL ANNUAL OPERATING EXPENSES                           1.70%               2.45%
--------------------------------------------------- ------------------- -------------------
Fee Waivers and/or Expense Reimbursement                  -0.25%              -0.25%
--------------------------------------------------- ------------------- -------------------
NET EXPENSES(6)                                           1.45%               2.20%
--------------------------------------------------- ------------------- -------------------

-------------------------

(1) This sales charge varies depending upon how much you invest. See "Front-End Sales Charges - Class A Shares."

(2) If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge ("CDSC") at the time of redemption.

(3) This sales charge will be imposed if you sell Class C Shares within one year of the date of purchase.

(4)  Imposed on redemption within 10 calendar days of purchase.

(5) Other Operating Expenses are based on estimated amounts for the current fiscal year.

(6) The Advisor has contractually agreed to waive advisory fees or absorb Fund expenses as necessary to maintain the Fund's total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) at the levels shown above for the first two years of the Fund's operations. To the extent that the Advisor waives advisory fees or absorbs operating expenses of the Fund, the Advisor may seek payment of such waived fees or reimbursement of such absorbed expenses within two fiscal years after the fiscal year in which fees were waived or expenses were absorbed, so long as the Fund's assets are greater than $75 million, such payment or reimbursement does not cause the Fund's net expenses to exceed the levels shown above and the payment or reimbursement was approved by the Board of Trustees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Class A and Class C shares of the Fund to the cost of investing in other mutual funds. This example makes four assumptions: (i) you invest $10,000 in the Fund for the time periods shown; (ii) you redeem all your shares at the end of those time periods; (iii) you earn a 5% return on your investment each year; and (iv) the Fund's operating expenses reflect net operating expenses for years one and two and total annual fund operating expenses without expense waivers for year three. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

------------------- ----------------------- -------------------------- ------------------------- ------------------------
                            1 Year                   3 Years                   5 Years                  10 Years
                            ------                   -------                   -------                  --------
------------------- ----------------------- -------------------------- ------------------------- ------------------------
Class A                      $714                    $1,033                     $1,400                   $2,428
------------------- ----------------------- -------------------------- ------------------------- ------------------------
Class C                      $323                     $715                      $1,259                   $2,747
------------------- ----------------------- -------------------------- ------------------------- ------------------------

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES(1)

------------------- ---------------------- -------------------------- ------------------------- -------------------------
                           1 Year                   3 Years                   5 Years                   10 Years
                           ------                   -------                   -------                   --------
------------------- ---------------------- -------------------------- ------------------------- -------------------------
Class C(2)                  $223                     $715                      $1,259                    $2,747
------------------- ---------------------- -------------------------- ------------------------- -------------------------

-------------------------

(1) Because Class A shares carry a CDSC on redemptions of large purchases not subject to an initial sales charge, the expense information for Class A shares is not included under this scenario.

(2) Because the Class C CDSC is imposed only on redemptions within one year of purchase, the three-year, five-year, and ten-year cost information under this scenario is identical to that shown above.


MORE ABOUT THE FUND

ADDITIONAL INVESTMENT PRACTICES, STRATEGIES, AND RISKS

In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this Prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing, and other techniques. For more information concerning the Fund's investment practices and its risks, you should read the Statement of Additional Information ("SAI").

STOCK SELECTION PROCESS

Shorting stocks and holding cash are risk-reducing strategies and will be utilized more extensively when the Fund reduces its use of written call options.

BUYING AND SELLING OPTIONS

The Sub-Advisor will actively manage the Fund's options positions using quantitative and statistical analysis that focuses on relative value and risk/return. The Sub-Advisor will use its proprietary option valuation model to identify options it believes are overvalued and therefore offer relatively high premiums to the Fund.

WRITING COVERED CALL OPTIONS

The Fund may substantially reduce its use of written call options when the Sub-Advisor's valuation model indicates a narrowing of options premiums in the marketplace and/or when the Sub-Advisor believes that market conditions favor increasing the Fund's short equity exposure.

FOREIGN SECURITIES

The Fund may invest up to 20% of its total assets in foreign securities. Foreign securities are securities of companies located outside the United States, ADRs, EDRs, and other similar global instruments. When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

TEMPORARY DEFENSIVE STATEGY

The investments and strategies described in this Prospectus are those that are used under normal circumstances. During unusual economic, market, political, or other circumstances, the Fund may invest up to 100% of its assets in short-term high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Sub-Advisor believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective. The Fund is required to invest at least 80% of its net assets in particular types of securities but may temporarily deviate from that policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

When the Sub-Advisor pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

PORTFOLIO TURNOVER

The Fund's active management may result in the Fund's Sub-Advisor frequently buying and selling securities, which could increase the Fund's portfolio turnover rate and transaction costs, such as brokerage commissions. Increased transaction costs could detract from the Fund's performance. In addition, the sale of the Fund's portfolio holdings may generate capital gains, which, when distributed, may be taxable to you.

SHORT SALES RISK

Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

PORTFOLIO DISCLOSURE

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolios securities is available in the SAI. The back cover of this Prospectus explains how you can get a copy of the SAI. The Fund's portfolio holdings as of a period end are publicly disclosed four times per year with the Securities and Exchange Commission ("SEC") on Form N-CSR or Form N-Q. These reports are available, free of charge, on the SEC's website at www.sec.gov.

THE INVESTMENT ADVISOR AND SUB-ADVISOR

THE INVESTMENT ADVISOR

Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, is the investment advisor for the Fund. The Advisor was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm.


The Advisor oversees the operations of the Fund and monitors the performance of the Sub-Advisor. The Trust's Board of Trustees supervises the Advisor and Sub-Advisor and establishes policies that the Advisor and Sub-Advisor must follow in their day-to-day investment management activities. In January 2005, the Fund applied for an exemptive order from the SEC permitting the Fund to retain sub-advisors without shareholder approval, but subject to notification to shareholders within 60 days of any such change. There is no assurance that the Fund will be successful in obtaining this exemptive relief.

For its services to the Fund, the Advisor will receive, on an annual basis, a management fee equal to 0.95% of the Fund's average daily net assets.

The investment advisory fee paid by the Fund is higher than those paid by most investment companies, although the Advisor believes the fee to be comparable to those paid by investment companies with similar investment objectives and policies.

THE SUB-ADVISOR

Analytic Investors, Inc., a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is the investment sub-advisor to the Fund. The Sub-Advisor was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. The Sub-Advisor serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks, and insurance companies. The Sub-Advisor is an affiliate of OMUSH.

The Sub-Advisor was selected by the Advisor, subject to the approval of the Trust's Board of Trustees, to manage the Fund's investment portfolio. For its services to the Fund, the Sub-Advisor will receive fees payable by the Advisor under its investment sub-advisory agreement. Refer to the SAI for further information about these fees.

THE PORTFOLIO MANAGERS

A team of investment professionals is primarily responsible for investing the assets of the Fund. The following summarizes the experience of each of these portfolio managers.

---------------------------------------- ----------------------------------------------------------------------------
Harinda de Silva, CFA                    President, Analytics Investors, Inc., since April 1998.  Director,
                                         Analytic US Market Neutral Offshore, Ltd., since January 1999.  Director,
                                         Analytic US Market Neutral Offshore II, Ltd., since May 2002.  President,
                                         Analytic/TSA Investors, Inc., April 1998 - January 2001.  Mr. de Silva
                                         earned a B.S. in Mechanical Engineering from the University of Manchester
                                         Institute of Science and Technology, an M.B.A. in Finance from the
                                         University of Rochester, and a Ph.D. in Finance form the University of
                                         California, Irvine.
---------------------------------------- ----------------------------------------------------------------------------
Dennis M. Bein, CFA                      Portfolio Manager, Analytic Investors, Inc., since August 1995.  Portfolio
                                         Manager, Analytic/TSA Investors, Inc., August 1995 - January 2001.  Mr.
                                         Bein earned a B.B.A. and an M.B.A. from the University of California,
                                         Riverside.
---------------------------------------- ----------------------------------------------------------------------------
Greg McMurran                            Chief Investment Officer, Analytic Investors, Inc., since January 1998.
                                         Chief Investment Officer, Analytic/TSA Investors, Inc., October 1997 -
                                         January 2001.  Mr. McMurran earned a B.S. in Economics from the University of California, Irvine and an M.A. in Economics from California State
                                         University, Irvine.
---------------------------------------- ----------------------------------------------------------------------------
Scott Barker, CFA                        Portfolio Manager, Analytic Investors, Inc., since August 1995.  Portfolio
                                         Manager, Analytic/TSA Investors, Inc., August 1995 - January 2001.  Mr.
                                         Barker earned a B.A. in Physics from Pomona College.
---------------------------------------- ----------------------------------------------------------------------------
Robert Murdock, Ph.D., CFA               Portfolio Manager, Analytic Investors, Inc., since November 1997.
                                         Portfolio Manager, Analytic/TSA Investors, Inc., November 1997 - January
                                         2001.  Mr. Murdock earned a B.S. in Economics and Math from the University of Wyoming, an M.B.A. from Dartmouth College, an M.A. in Economics from the University of Pennsylvania, and a Ph.D. in Management from the
                                         University of California, Los Angeles.
---------------------------------------- ----------------------------------------------------------------------------
Steven Sapra                             Portfolio Manager, Analytic Investors, Inc., since September 1999.
                                         Portfolio Manager, Analytic/TSA Investors, Inc., September 1999 - January
                                         2001.  Consultant, BARRA, Inc., July 1997 - August 1999.  Mr. Sapra earned a B.S. in Economics from California State Polytechnic University, Pomona and an M.A. in Economics from the University of Southern California.
---------------------------------------- ----------------------------------------------------------------------------

For more information on the composition of the Sub-Advisor team managing the Fund, portfolio manager compensation, other accounts managed by them, and their ownership of Fund shares, please see the SAI.

YOUR INVESTMENT

YOUR SHARE PRICE

The price you pay for a share of the Fund and the price you receive upon selling or redeeming a share of the Fund is called the net asset value ("NAV") less any applicable sales charge. NAV per share class of the Fund is calculated by dividing the total net assets of each class by the total number of the class' shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by the Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,

Labor Day, Thanksgiving Day and Christmas Day). Foreign securities may trade in their local markets on days the Fund is closed. Those transactions and changes in the value of the Fund's securities holdings on such days may affect the value of the Fund's shares on days when you will not be able to purchase, exchange, or redeem shares.

[On side panel:  Fair Value Pricing

The Board has determined to fair value on a daily basis foreign securities traded outside of the Western Hemisphere to, among other things, avoid stale prices and make the Fund less attractive to market timers. While fair value pricing cannot eliminate the possibility of short-term trading, we believe it helps to protect the interests of the Fund's long-term shareholders.]

The Fund uses pricing services to determine the market value of the securities in its portfolio. Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Fund generally uses the market value of securities as of the close of regular trading on the NYSE to value the other equity securities held in the Fund's portfolio. If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board. The valuation assigned to a fair valued security for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Fund could sell a fair valued security and may not always result in a more accurate NAV.

The NAV of your shares when redeemed may be more or less than the NAV when you purchased your shares, depending primarily upon the Fund's investment performance. If the Fund invests in another investment company, the Fund's NAV is based in part on the net asset value of that other investment company. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced using the next NAV calculated AFTER your request is received in good order by the Fund's transfer agent or other Fund agents.

The Fund may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers ("Financial Intermediaries") that may include the Fund as an investment alternative in the programs they offer or administer. Financial Intermediaries and the Fund may reserve the right to not accept customer orders that are incomplete or otherwise not in "good order." Financial Intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Fund or an affiliate of the Fund in a timely manner. The Fund will be deemed to have received a purchase or redemption order from a Financial Intermediary when the Financial Intermediary, or its authorized designee, accepts the order. The customer order will be priced at the Fund's NAV next computed after such order is unconditionally accepted by a Financial Intermediary or its designee.

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

While the Fund provides shareholders with daily liquidity, the Fund is intended to be a long-term investment vehicle and is not designed for investors who engage in excessive short-term trading activity, market-timing or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of the Fund's shares may:

     o cause the Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

     o force the Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;

     o increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in or out; or

     o   dilute the value of Fund shares held by long-term shareholders.

The Fund and Old Mutual Capital, Inc., the Fund's investment advisor, and certain of its affiliates ("Old Mutual Capital") or their agents will not knowingly permit investors to excessively trade the Fund, although no guarantees can be made that we will be able to identify and restrict all such trading in the Fund. Purchase and sale orders may be received through Financial Intermediaries, and Old Mutual Capital and its agents cannot always know or reasonably detect short-term trading through these Financial Intermediaries or through the use of omnibus accounts by these Financial Intermediaries.

To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

A fund that invests in overseas markets is subject to the risk of time-zone arbitrage, which attempts to take advantage of time zone differences in various countries. Time-zone arbitrage is a form of market-timing. The Board has adopted and Old Mutual Capital and their agents have implemented the following tools to discourage short-term trading in the Fund, including time-zone arbitrage:

     o   shareholder trade activity monitoring;

     o   trading guidelines;

     o   a redemption fee on certain trades in the Fund; and

     o selective use of fair value pricing, including daily fair valuation of foreign securities outside of the Western Hemisphere.

Each of these tools is described in more detail below. Although they are designed to discourage short-term trading, none of these tools alone nor all of them taken together can eliminate the possibility that short-term trading activity in the Fund will occur. Moreover, each of these tools, other than the redemption fee, involves judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor's trading history in the Fund, other Funds, and accounts under common ownership, influence, or control. Old Mutual Capital and the Fund may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING

Old Mutual Capital and its agents monitor selected trades based on a shareholder's trading activity and history in an effort to detect short-term trading activities. If, as a result of this monitoring, Old Mutual Capital or one of its agents determines that a shareholder has engaged in short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account. Determining whether a shareholder has engaged in short-term trading involves judgments that are inherently subjective. In making such judgments, Old Mutual Capital and its agents seek to act in a manner that they believe is consistent with the best interests of long-term Fund shareholders.

The ability of Old Mutual Capital and its agents to monitor trades that are placed by the underlying shareholders of Financial Intermediaries is limited. Financial Intermediaries often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. Old Mutual Capital and its agents generally rely on the cooperation, willingness, ability, and rights of Financial Intermediaries to monitor trading activity in omnibus accounts and enforce the Fund's short-term trading policy on shareholders in such accounts. There is no assurance that the Financial Intermediaries will in all instances cooperate with Old Mutual Capital and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. Old Mutual Capital and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all Financial Intermediaries.

TRADING GUIDELINES

If a shareholder exceeds four exchanges out of the Fund per calendar year or if the Fund, Old Mutual Capital, or one of its agents determines that a shareholder's short-term trading activity is detrimental to Fund shareholders (regardless of whether or not the activity exceeds these guidelines), the Fund will not knowingly accept any additional purchase and exchange orders from such shareholder. The Fund and Old Mutual Capital and its agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, for legitimate trading purposes, and consistent with the best interests of long-term shareholders. The movement out of (redemption) one of the Funds and into (purchase) one of the Funds is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide long-term asset allocation program.

Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part. Transactions accepted by a Financial Intermediary in violation of our short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Financial Intermediary. Old Mutual Capital may also suspend or terminate a shareholder's exchange privileges if a shareholder engages in a disruptive pattern of exchanges. Old Mutual Capital and the Fund also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities rather than cash.

REDEMPTION/EXCHANGE FEE

The Fund (except in those cases noted below) will impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Fund within 10 calendar days of purchase. The Fund will impose a redemption fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Old Mutual Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The Fund charges the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange.

The Fund will not charge the 2.00% redemption fee on transactions involving the following:

1. total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that do not have the systematic capability to process the redemption fees;

2. total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that have negotiated pre-existing legal covenants and agreements with the Fund to waive or not to impose redemption fees;

3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Fund or a Financial Intermediary;

4. redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;

5. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

6.       redemptions initiated by the Fund, as permitted in this Prospectus.

The Fund's goal is to apply the redemption fee to all shares of the Fund regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain Financial Intermediaries and preexisting contrary legal covenants and agreements with Financial Intermediaries. The Fund will use its best efforts to encourage Financial Intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with Financial Intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

FAIR VALUE PRICING

As discussed above, the Trust has adopted fair value pricing procedures, including the daily fair valuation of certain foreign securities. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to long-term shareholders.

CHOOSING A SHARE CLASS

CLASSES OF SHARES

Two classes of the Fund are offered by this Prospectus: Class A and Class C. Each class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. Below is a summary of certain features of the two share classes:

----------------------------------------- --------------------------------------- ---------------------------------------
                                          CLASS A                                 CLASS C
----------------------------------------- --------------------------------------- ---------------------------------------
INITIAL SALES CHARGE                      Up to 5.75%                             None
----------------------------------------- --------------------------------------- ---------------------------------------
CONTINGENT DEFERRED SALES CHARGE          None (except on redemptions of          1.00% on redemptions within one year
                                          certain large purchases held for less
                                          than one year)
----------------------------------------- --------------------------------------- ---------------------------------------
DISTRIBUTION AND SERVICE FEES             0.25%                                   1.00%
----------------------------------------- --------------------------------------- ---------------------------------------
DIVIDENDS                                 Generally higher than Class C due to    Generally lower than Class A due to
                                          lower annual expenses                   higher annual expenses
----------------------------------------- --------------------------------------- ---------------------------------------
TYPICAL SHAREHOLDER                       Generally more appropriate for          Generally more appropriate for
                                          long-term investors                     short-term investors
----------------------------------------- --------------------------------------- ---------------------------------------

The sales charge information in this section of the Prospectus can also be accessed, free of charge, on the Fund's website, www.OldMutualCapital.com.

SALES CHARGES

CLASS A SHARES

A sales charge may be imposed on the purchase of Class A shares of the Fund (initial sales charge). You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes the Fund's NAV per share plus any applicable initial sales charge.

Class A shares of the Fund are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million.

----------------------------------------- -------------------------------------------------------------------------------
                                                                 Investor's Initial Sales Charge
----------------------------------------- --------------------------------------- ---------------------------------------
Amount of Investment in Single                As a Percentage of the Public         As a Percentage of the Net Amount
Transaction                                           Offering Price                             Invested
----------------------------------------- --------------------------------------- ---------------------------------------
Less than $100,000                                         5.75%                                  6.10%
----------------------------------------- --------------------------------------- ---------------------------------------
$100,000 but less than $250,000                            4.50%                                  4.71%
----------------------------------------- --------------------------------------- ---------------------------------------
$250,000 but less than $500,000                            3.25%                                  3.36%
----------------------------------------- --------------------------------------- ---------------------------------------
$500,000 but less than $1,000,000                          2.00%                                  2.05%
----------------------------------------- --------------------------------------- ---------------------------------------
$1,000,000 and over                                         0%                                      0%
----------------------------------------- --------------------------------------- ---------------------------------------

WAYS TO REDUCE OR ELIMINATE CLASS A INITIAL SALES CHARGES

Certain investors may be eligible to purchase Class A shares at NAV and not pay an initial sales charge. Other investors may be eligible for a reduced initial sales charge on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The SAI contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

CLASS A PURCHASES NOT SUBJECT TO INITIAL SALES CHARGES

You will not pay initial sales charges:

     o on purchases of $1 million or more Class A shares of the Fund. However, redemptions of Class A shares of the Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase. See "Class A Purchases Subject to Contingent Deferred Sales Charge."

     o on additional purchases of one or more Funds that result in account balances of Class A shares of $1 million or more.

     o   on shares purchased by reinvesting dividends and distributions.

     o when exchanging shares among Funds with the same or higher initial sales charges (see "General Policies - Exchanges Between Funds" for more information on exchanges between Funds).

     o when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the SAI for more information on the reinstatement privilege.

     o when a merger, consolidation, or acquisition of assets of the Fund occurs.

     o if you are the Advisor or Sub-Advisor, an affiliated company of the Advisor or the Sub-Advisor and you purchase your shares directly through the Fund's distributor ("Distributor").

     o if (i) you are a current or retired trustee, officer, employee (each such person referred to hereinafter as an "Employee") of (a) the Advisor, (b) the Sub-Advisor, or (c) affiliates of the Advisor, Sub-Advisor, or of other mutual funds which are advised by the Advisor or Sub-Advisor, or the immediate family member of such persons (including spouse and children), or any trust established exclusively for the benefit of an Employee or an Employee's immediate family member; (ii) you opened your account while you or your immediate family member was an Employee; and (iii) you purchase your shares directly through the Distributor.

     o if you are an employee benefit plan established for employees of the Advisor, Sub-Advisor, or their affiliates.

     o if you are a discretionary advised client of the Advisor, Sub-Advisor, or its affiliates.

     o if you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the Fund) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at NAV are permitted by the policies of, and are made through, such person's employer.

     o if you are a financial institution trust department with an aggregate initial investment of up to $1 million in the Fund.

     o if you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor, or a clearing agent that has an agreement with the Distributor, with respect to its use of the Funds in connection with such services.

     o if you are a pension, profit-sharing, or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the "Code") or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the SAI for applicable restrictions.

         Participants in such plans that establish one or more separate accounts with the Fund may include, for purposes of determining any applicable reduction of initial sales charges, only the participants' individual investments in the plans.

     o if you are an individual or entity with a substantial business relationship with the Funds, Advisor, Sub-Advisor, or their affiliates, as determined by a Vice President or more senior officer of the Funds, Advisor, or Sub-Advisor, and you purchase your shares directly through the Distributor.

CLASS A PURCHASES ELIGIBLE FOR REDUCTIONS OF INITIAL SALES CHARGES

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor or the Distributor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Trust may request account statements if it is unable to verify your account information.

RIGHTS OF ACCUMULATION. Purchases of new Class A shares may be combined with Class A shares that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own. See the SAI for more information on Rights of Accumulation.

LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the SAI for more information on LOIs.

CONCURRENT PURCHASES. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Funds to determine your Class A sales charge.

PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals

     o an individual, his or her spouse, or children residing in the same household;

     o   any trust established exclusively for the benefit of an individual;

Trustees and Fiduciaries

     o a trustee or fiduciary purchasing for a single trust, estate, or fiduciary account; and

Other Groups

     o any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more of the Funds, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of the Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other Financial Intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as described in this Prospectus.

CLASS A PURCHASES SUBJECT TO CONTINGENT DEFERRED SALES CHARGES

A CDSC will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1.00% of all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such charge, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

CLASS A PURCHASES NOT SUBJECT TO CONTINGENT DEFERRED SALES CHARGES

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

     o where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer.

     o managed account (wrap) programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor, or a clearing agent that has an agreement with the Distributor, with respect to their use of the Fund in connection with such services.

     o on purchases subject to the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. The reinstatement privilege applies to all types of accounts (i.e., regular accounts, retirement accounts, etc.) but new purchases must be in the same type of account as the previous purchases to be eligible for such privilege. See the SAI for more information on the redemption privilege.

     o on purchases made in connection with a merger, consolidation, or acquisition of assets of the Fund.

CLASS C SHARES

Class C shares are not subject to an initial sales charge but may be sold with a CDSC. The overall cost per share of investing in Class C shares in amounts greater than $1 million is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor's order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of the Funds in all of the investor's related accounts exceeds $1 million. For purposes of this policy, "related accounts" refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described under "Purchasers Qualifying for Reductions in Initial Sales Charges." In no event will the Trust honor an order to purchase more than $1 million of Class C shares of the Funds.

CLASS C PURCHASES NOT SUBJECT TO CONTINGENT DEFERRED SALES CHARGES

Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

     o if you redeem shares acquired through reinvestment of dividends and distributions.

     o   on increases in the NAV of your shares.

     o on redemptions pursuant to a systematic withdrawal plan, provided that the amounts withdrawn do not exceed 10.00% of the value of your shares in any twelve-month period.

     o when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the SAI for more information on the redemption privilege.

     o upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participate).

     o upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician's certification of such disability and such certification is acceptable in form and substance to the Trust). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if the individual is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

     o on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2.

     o on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him.

     o on the liquidation of a shareholder's account by the Trust for failure to maintain the required minimum account balance.

         The SAI provides additional information regarding purchasing or redeeming Class A or Class C Shares at reduced or without sales charges. Consult the Fund's SAI for details.

COMPUTING A CONTINGENT DEFERRED SALES CHARGE

The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

BUYING SHARES

You may purchase Class A and Class C shares of the Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund's public offering price. Purchases of shares of the Fund may be made on any day on which the New York Stock Exchange is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Fund. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Fund so that you may receive the same day's NAV. The price per share you will pay to invest in the Fund is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

CONCEPTS TO UNDERSTAND

TRADITIONAL IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

COVERDELL EDUCATION SAVINGS ACCOUNTS: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, individuals should call toll-free
888.744.5050 or a tax professional and investment professionals should call toll-free 888.772.2888 or a tax professional.

MINIMUM INVESTMENTS

-------------------------------------------------------- --------------------- --------------------------
                                                               INITIAL                ADDITIONAL
-------------------------------------------------------- --------------------- --------------------------
Regular Accounts                                                $2,500                no minimum
-------------------------------------------------------- --------------------- --------------------------
Uniform Gifts/Transfer to Minor Accounts                         $500                 no minimum
-------------------------------------------------------- --------------------- --------------------------
Traditional IRAs                                                $2,000                no minimum
-------------------------------------------------------- --------------------- --------------------------
Roth IRAs                                                       $2,000                no minimum
-------------------------------------------------------- --------------------- --------------------------
Coverdell Education Savings Accounts                             $500                 no minimum
-------------------------------------------------------- --------------------- --------------------------
Systematic Investment Plans (SIP)(1)                             $500                     $25
-------------------------------------------------------- --------------------- --------------------------

-------------------------

(1) Provided a SIP is established, the minimum initial investment for the Fund is $500 with a monthly systematic investment of $25 or more. The $25 minimum investment for SIPs applies to all types of accounts.

SELLING SHARES

You may sell your shares of the Fund by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at the Fund's next calculated NAV per share. The redemption price will be reduced by any applicable CDSC. The Fund generally sends payment for your shares the business day after your order is received in good order. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to 7 days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

GENERAL POLICIES

     o IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Fund is required by federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Fund reserves the right to close your account or take such other action deemed appropriate if it is unable to verify your identity.

     o   The Fund may reject or suspend acceptance of purchase orders.

     o The Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1.00% of the aggregate NAV of the Fund in any 90-day period.

     o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV per share.

     o SEI Trust Company, the custodian for Traditional, Roth, and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

     o Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. The Fund will provide notice of the imposition of this fee; the Fund will not impose this fee if you purchase additional shares during the notice period to meet the minimum investment amount. Minimum investment amounts are identified in the table above. For non-retirement accounts, the Fund may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

     o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the Fund. Call your broker-dealer or financial advisor if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your broker-dealer or financial advisor.

EXCHANGES BETWEEN FUNDS

You may exchange some or all shares of a particular class of the Funds for the same class of the other Funds that offer such class of shares. Class A shares of the Funds may not be exchanged for Class C shares, and Class C shares of the Funds may not be exchanged for Class A shares.

Generally, you will not pay an initial sales charge when you exchange Class A shares of two or more Funds. However, you may be required to pay an initial sales charge when exchanging from one of the Funds with a lower initial sales charge than the one into which you are exchanging. If you exchange into one of the Funds whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

If a shareholder exceeds four exchanges out of the Fund per calendar year, or if the Fund, Old Mutual Capital, or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, the determining party or the Fund may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption fee. See the "Policy Regarding Short-Term or Excessive Trading" section for details of the Trust's trading guidelines and redemption fee.

SYSTEMATIC WITHDRAWAL PLAN

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

     o Consult your broker, dealer, or financial intermediary regarding how to establish this feature.

Note:  You must maintain a minimum account balance of $5,000 or more.

DISTRIBUTION AND TAXES

The Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains, if available. Net investment income and distributions from capital gains are paid annually. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or Automated Clearing House transfer.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and long-term capital gains are taxable to individuals and other non-corporate taxpayers at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of shares of the Fund, including pursuant to a systematic withdrawal plan, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (i) short-term capital gains will apply if you sell or exchange shares of the Fund within one year after buying them; and (ii) long-term capital gains will apply to shares of the Fund sold or exchanged after one year. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAX RATES APPLICABLE TO SALES, EXCHANGES, AND DISTRIBUTIONS TO INDIVIDUALS AND OTHER NON-CORPORATE SHAREHOLDERS

---------------------------------------- -------------------------------------- --------------------------------------

                                                  TAX RATE FOR 15%
        TYPE OF INCOME                            BRACKET AND LOWER              TAX RATE FOR BRACKETS HIGHER THAN 15%
---------------------------------------- -------------------------------------- --------------------------------------
Dividends Generally                              Ordinary income rate                   Ordinary income rate
---------------------------------------- -------------------------------------- --------------------------------------

Qualified Dividends                                       5%                                     15%
---------------------------------------- -------------------------------------- --------------------------------------

Short-term Capital Gains                         Ordinary income rate                   Ordinary income rate
---------------------------------------- -------------------------------------- --------------------------------------

Long-term Capital Gains                                   5%                                     15%
---------------------------------------- -------------------------------------- --------------------------------------

DISTRIBUTION ARRANGEMENTS

The Fund has additional classes of shares. Class A and Class C are offered by this Prospectus. Each class has the same rights and privileges as the other share classes of the Fund, except that: (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940; (iii) each class may be subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the Investment Company Act of 1940; (iv) exchanges are not permitted between the various share classes but only among the same class; and (v) each class may have exclusive voting rights with respect to matters affecting only that class.

The Trust, on behalf of Class A and Class C shares of the Fund, has adopted Distribution Plans and a Service Plan pursuant to which the Fund pays distribution fees to the Distributor, Old Mutual Investment Partners, and service fees to Old Mutual Investment Partners, brokers, dealers, or other financial intermediaries. Currently, Class A shares are not authorized to pay distribution fees but may be subject to such fees in the future. Distribution fees are paid for the sale and distribution of the Fund's shares. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders' accounts. All or a substantial portion of the distribution and service fees that are paid to Old Mutual Investment Partners are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution and service fees are paid out of the Fund's Class A and Class C assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See the "Fund Summary" and "Choosing a Share Class" sections for details on the distribution and service fees.

REVENUE SHARING

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Financial Intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the "Choosing a Share Class" section of this Prospectus.

REVENUE SHARING BY THE DISTRIBUTOR OR ITS AFFILIATES

The Distributor or one or more of its corporate affiliates may, from time to time, make payments from its own resources to Financial Intermediaries. These "revenue sharing" payments are made in exchange for certain services provided by the Financial Intermediary, such as placing the Trust and the Fund on the intermediary's sales system or placing the Trust and the Fund on the Financial Intermediary's preferred or recommended list. The Distributor may also pay Financial Intermediaries for administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to the Trust and the Fund, delivering proxy statements, annual reports, updated prospectuses, and other communications, and other recordkeeping services relating to investments in the Fund. Marketing support payments include payments for conferences and seminars, investor and dealer--sponsored events, educating sales personnel of the Financial Intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the Financial Intermediary. In addition, Financial Intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust's logo.

From time to time, the Distributor may also pay "networking fees" to broker-dealers who process Fund transactions through an automated mutual fund clearinghouse, which reduces the Trust's costs in processing shareholder transactions. These networking fees compensate the broker for its expenses in processing transactions through the clearinghouse. The Trust may pay a portion of the total networking fees paid to a broker.

The Distributor or its affiliates may compensate Financial Intermediaries differently depending on the nature and extent of the services they provide. Financial Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor may also make non-service, compensation related payments, at its expense, to dealers or other Financial Intermediaries at an annual rate specified in writing by the Distributor. These payments generally represent a percentage of a qualifying dealer's or Financial Intermediary's sales and/or the value of Fund shares within a qualifying dealer's or Financial Intermediary's client accounts.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the Financial Intermediary. The Advisor and Sub-Advisor may also benefit from the Distributor's activity through increased advisory fees resulting from additional assets acquired through sale of Fund shares through such Financial Intermediaries.

PAYMENTS BY THE FUND

Like the Distributor, the Fund may, from time to time, make payments to Financial Intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, the Fund may also pay networking fees to brokers, up to certain limits.

You can find further details in the SAI about these payments and the services provided in return by Financial Intermediaries. You can also speak to your Financial Intermediary for more information about the payments made by the Distributor or the Trust to such Financial Intermediary. In certain cases, the payments could be significant and may cause a conflict of interest for your Financial Intermediary.

FINANCIAL HIGHLIGHTS

The financial highlights information in the following table represents the financial information of the Analytic Fund for the period indicated. The Analytic Fund began offering Class A and Class C shares on March 31, 2005. It is contemplated that the Analytic Fund, a series of The Advisors' Inner Circle Fund, will be reorganized into the Fund in a tax-free reorganization on or about December 9, 2005. The total returns in the table represent the rate that an investor would have earned on an investment assuming all dividends and distributions were reinvested. Certain information contained in the table reflects the financial results for a single share. An annual or, more recent, semi-annual report of the Analytic Fund is available upon calling the Fund at 888-744-5050.

------------------------------------------ ------------ -------------
                                             CLASS A      CLASS C
                                             SHARES        SHARES
                                            MARCH 31,    MARCH 31,
                                           2005(1) TO    2005(1) TO
                                            JUNE 30,      JUNE 30,
                                              2005@        2005@
                                            UNAUDITED    UNAUDITED
------------------------------------------ ------------ -------------
Net Asset Value at Beginning of              $12.30        $11.10
Period
------------------------------------------ ------------ -------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
------------------------------------------ ------------ -------------
Net Investment Income                         0.02*        0.01*
------------------------------------------ ------------ -------------
Net Realized and Unrealized Gain              0.67*        0.66*
(Loss)
------------------------------------------ ------------ -------------
Total from Investment Operations              0.69          1.08
------------------------------------------ ------------ -------------

DIVIDENDS AND DISTRIBUTIONS:
------------------------------------------ ------------ -------------
Net Investment Income                        (0.02)        (0.11)
------------------------------------------ ------------ -------------
Net Asset Value, End of Period               $12.97        $2.96
------------------------------------------ ------------ -------------

TOTAL RETURN+                                 5.57%        5.46%
                                              -----        -----
------------------------------------------ ------------ -------------
Ratios and Supplemental Data                 $6,222        $1,553
Net Assets, End of Period
(Thousands)
------------------------------------------ ------------ -------------
Ratio of Expenses to Average Net              1.25%        1.93%
Assets**
(including Dividend Expense)
------------------------------------------ ------------ -------------
Ratio of Expenses to Average Net              1.11%        1.74%
Assets**
(excluding Dividend Expense)
------------------------------------------ ------------ -------------
Ratio of Expenses to Average Net              1.13%        1.82%
Assets (excluding Waivers and
Directed Brokerage, Including
Dividend Expense)
------------------------------------------ ------------ -------------
Ratio of Expenses to Average Net              1.13%        1.82%
Assets (excluding Directed
Brokerage, including Dividend
Expense)
------------------------------------------ ------------ -------------
Ratio of Net Investment Income to             2.04%        0.62%
Average Net Assets
------------------------------------------ ------------ -------------
Portfolio Turnover Rate                        36%          36%
------------------------------------------ ------------ -------------

-------------------------

@ All ratios for the period have been annualized. Total return is for the period indicated and has not been annualized.

*    Per share amounts for the year are based on average outstanding shares.

**   Includes expense offset for fees paid indirectly.

+ Total return would have been lower had certain expenses of the Predecessor Funds' investment advisor not been waived by the Predecessor Funds' investment advisor during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Commencement of operations.

                              For More Information

OLD MUTUAL ADVISOR FUNDS

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION

Provides more information about the Fund and is incorporated into this Prospectus by reference. The Fund's SAI is also available on the old Mutual Fund's website at http://www.OldMutualCapital.com.

ANNUAL/SEMI-ANNUAL REPORTS

Provide financial and performance information and investments and a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund's predecessor fund during the last fiscal year or half-year.

TO OBTAIN THE SAI, ANNUAL/SEMI-ANNUAL REPORTS OR OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES, CONTACT YOUR BROKER, DEALER, OR FINANCIAL ADVISOR OR CALL THE FUND TOLL-FREE AT 888.744.5050.

Reports and other information about Old Mutual Advisor Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about Old Mutual Advisor Funds are also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

A description of the guidelines that the Fund or the Fund's investment advisor/sub-advisor uses to vote proxies relating to portfolio securities is available without charge (i) upon request, by calling 888.744.5050, and (ii) on the SEC's website at http://www.sec.gov, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period will be available without charge (a) on the Old Mutual Advisor Funds' website at http://www.OldMutualCapital.com; (b) by calling 888.744.5050; and (c) on the SEC's website at http://www.sec.gov. Old Mutual Advisor Funds has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Ethical Conduct upon request by calling toll-free 888.744.5050 or by visiting the Old Mutual Advisor Funds' website at http://www.OldMutualCapital.com.

INVESTMENT ADVISOR
Old Mutual Capital, Inc.
4643 South Ulster Street, Suite 600
Denver, CO 80237

INVESTMENT SUB-ADVISOR
Analytic Investors, Inc.
500 South Grand Avenue, 23rd Floor
Los Angeles, CA  90071

DISTRIBUTOR
Old Mutual Investment Partners
4643 South Ulster Street, Suite 600
Denver, CO 80237

Website: www.OldMutualCapital.com
Shareholder Services:  888.744.5050
Investment Professionals:  888.772.2888

SEC FILE NUMBER

811-21587

PR-ADEF-PRO 10/05

                                 PRIVACY NOTICE

                      PROTECTING YOUR PERSONAL INFORMATION


The Old Mutual Advisor Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Occasionally, we may disclose this information to companies that perform services for the Old Mutual Advisor Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Old Mutual Advisor Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Old Mutual Advisor Funds, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.

                          [Not part of the prospectus]

--------------------------------------------------------------------------------
PROSPECTUS                                       [Analytic Investors, Inc. Logo]
         CLASS Z SHARES
         October 14, 2005






         Old Mutual Advisor Funds

         o Old Mutual
           Analytic Defensive Equity Fund


--------------------------------------------------------------------------------
[logo]    OLD MUTUAL Advisor Funds

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.
--------------------------------------------------------------------------------

AN INTRODUCTION TO THE OLD MUTUAL ADVISOR FUNDS(R) AND THIS PROSPECTUS

Old Mutual Advisor Funds (the "Trust") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities. The Trust currently offers six series portfolios (the "Funds"). This Prospectus offers Class Z shares of the Old Mutual Defensive Equity Fund (the "Fund").

The Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

The Fund is generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. The Fund may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. The Fund may not be suitable for investors who require regular income or stability of principal.

INVESTMENT ADVISOR

Old Mutual Capital, Inc. (the "Advisor") is the investment advisor for the Fund. The Advisor has retained Analytic Investors, Inc. (the "Sub-Advisor") to assist in managing the Fund. For information about the Sub-Advisor, see the Sub-Advisor section of this Prospectus.

This Prospectus contains important information you should know before investing in the Fund and as a shareholder in the Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Fund, please refer to the back cover of this Prospectus.


WHAT THE FUND IS -- AND ISN'T


The Fund is a mutual Fund -- a pooled investment that is professionally managed and provides the opportunity to participate in financial markets. The Fund strives to meet its stated goal, although, as with all mutual funds, it cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

An investment in the Fund is not a bank deposit. It is not insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

TABLE OF CONTENTS


FUND SUMMARY
--------------------------------------------------------------------------------

Goal .........................................................................__
Main Investment Strategies....................................................__
Main Investment Risks.........................................................__

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

How Has the Fund Performed?...................................................__
Fees and Expenses.............................................................__

MORE ABOUT THE FUND
--------------------------------------------------------------------------------

Additional Investment Practices, Strategies, and Risks........................__

THE INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

The Investment Advisor........................................................__
The Sub-Advisor...............................................................__
The Portfolio Managers........................................................__

YOUR INVESTMENT
--------------------------------------------------------------------------------

Your Share Price..............................................................__
Policy Regarding Excessive or Short-Term Trading..............................__
Valuing Portfolio Securities..................................................__
Buying Shares.................................................................__
Selling Shares................................................................__
General Policies .............................................................__
Distribution and Taxes........................................................__
Distribution Arrangements.....................................................__
Revenue Sharing...............................................................__


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Financial Highlights..........................................................__

FUND SUMMARY

Old Mutual Analytic Defensive Equity Fund

GOAL

The Fund seeks to obtain a greater long-term return and smaller fluctuations in quarterly total return from a diversified, hedged common stock fund than would be realized from the same fund unhedged. The Fund may change its investment objective without shareholder approval.

MAIN INVESTMENT STRATEGIES

Through its proprietary investment process, the Sub-Advisor attempts to create a diversified and hedged portfolio by investing in a combination of stocks, debt securities, and options. The Fund invests primarily (at least 80% of its net assets) in equity securities. This strategy may not be changed without at least 60 days prior notice to the Fund's shareholders. Equity securities represent an ownership interest in an issuer.

STOCK SELECTION PROCESS. The Sub-Advisor selects equity securities for the Fund using a proprietary system that ranks stocks according to a mathematical model. The Sub-Advisor's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity, and risk. Using its system, the Sub-Advisor believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index, the Fund's investment universe. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics, such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. The Sub-Advisor also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

The Sub-Advisor begins the stock selection process by ranking stocks according to their one-month expected return. The Sub-Advisor then uses a process called "portfolio optimization" to select securities that it believes will:

     o   maximize expected returns for the Fund;

     o   minimize expected volatility relative to its benchmark; and

     o diversify the assets of the Fund among the various countries, industries, sectors, and individual securities.

The Sub-Advisor monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. The Sub-Advisor sells a security when it believes the incremental return from the sale exceeds the associated transaction costs.

The Fund initially intends to take long equity positions equal to approximately 120% of the Fund's net assets and short equity positions equal to approximately 20% of net assets, although the Fund's long/short exposure is expected to vary over time based on the Sub-Advisor's assessment of market conditions and other factors. The Fund's long equity exposure is ordinarily expected to range from 110% to 125% and its short equity exposure from 10% to 70% of the Fund's net assets. The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the option strategy and may during these periods hold a substantial portion of the Fund's total assets in high quality short-term debt securities, cash, or cash equivalents.

OPTION STRATEGY. The Sub-Advisor will opportunistically employ the option strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund's shareholders, and reduce overall portfolio risk. The Fund initially intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund's use of written call options may vary over time based on the Sub-Advisor's assessment of market conditions and other factors (such that it may range from 0% to 100% of net assets). For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option.

BUYING AND SELLING OPTIONS. The Fund may buy and sell options, which are agreements that give an investor the right to buy or sell an asset at an agreed upon price in the future. Options may be used to protect the Fund's investments against changes resulting from market conditions (a practice called "hedging") or to generate income. The Sub-Advisor bases its hedging decisions on estimates of the fair value and expected contribution made by an option to the overall expected return of the Fund.

WRITING COVERED CALL OPTIONS. The Fund may also write covered call options to generate income. When the Fund writes a covered call option, the Fund sells the right to purchase a security on or before a predetermined date in the future in return for a premium. The Fund owns a sufficient amount of the underlying shares to cover its potential obligation to deliver shares should the buyer exercise its right to purchase the shares.

USE OF "BROADBASED" EQUITY INDEXES. The Fund may sell call options on equity indexes, such as the S&P 500 Index, as well as on narrower market indexes or on indexes of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals, and consumer products. When using index options, the Sub-Advisor will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund's equity portfolio.

DERIVATIVE STRATEGIES. In addition to the option strategy, the Fund may use other derivatives strategies for a variety of purposes, including to:

     o   hedge against market and other risks in the portfolio;

     o   manage cash flows;

     o maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark, with reduced transaction costs; and

     o enhance investment returns, a strategy that may be considered speculative.

The Fund may engage in asset allocation strategies involving sectors by purchasing or selling futures contracts on U.S. and foreign securities indexes and other assets.

FUTURES CONTRACTS AND RELATED OPTIONS. The Sub-Advisor may use futures contracts in an attempt to enhance the Fund's investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund's portfolio. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

FORWARD CONTRACTS. The Fund may also purchase or sell forward contracts on foreign currencies. A forward contract on a foreign currency provides for the purchase or sale of foreign currency at an exchange rate established at the time of entering the contract but with payment and delivery at a future time.

In addition to the instruments noted above, the Fund may use a variety of other derivative instruments (including both long and short positions) for hedging or risk management purposes or as part of its investment strategies, including options on futures contracts and swap agreements with respect to securities, indexes, and currencies.

MAIN INVESTMENT RISKS

As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Sub-Advisor did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed, or insured by any financial institution, government authority, or the FDIC. You may lose money by investing in the Fund.

As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Derivatives, including options, futures contracts, and options related to futures contracts, are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objectives and to realize profits or limit losses.

Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. The Fund uses this leverage as a means of enhancing returns without increasing its investment. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. The Fund's use of derivatives may be considered speculative.

The Fund's use of broadbased equity indexes involves significant risk that the changes in value of the indexes underlying the Fund's written index call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums.

PERFORMANCE INFORMATION

HOW HAS THE FUND PERFORMED?

The Fund is a successor to the Analytic Defensive Equity Fund ("Analytic Fund"), a series of The Advisors' Inner Circle Fund. The Analytic Fund and the Fund have entered into an agreement and plan of reorganization dated October 13, 2005. Under the plan of reorganization, the Analytic Fund will transfer substantially all of its assets and liabilities to the Fund. If the shareholders of the Analytic Fund approve this transaction, the reorganization will occur on or about December 9, 2005, and the Fund will continue the operations of the Analytic Fund. The Analytic Fund was the successor to the Analytic Defensive Equity Fund ("UAM Fund"), a series of the UAM Funds, Inc. II (the "Analytic Fund" together with the "UAM Fund," the "Predecessor Funds"). The UAM Fund's date of inception was July 1, 1978. The UAM Fund dissolved and reorganized into the Analytic Fund on June 24, 2002. Substantially all of the UAM Fund's assets and liabilities were transferred to the Analytic Fund in connection with the Analytic Fund's commencement of operations on June 24, 2002. Both the Predecessor Funds were managed by the Sub-Advisor using the same investment objective, strategies, policies, and restrictions as those used by the Fund.

The bar chart illustrates the risks of investing in the Fund. The performance figures represent the performance of the Predecessor Funds' Institutional Class shares. The fees and expenses are identical for Class Z shares and the Predecessor Funds' Institutional Class shares. Returns are based on past results and are not an indication of future performance.

CALENDAR YEAR RETURNS

------------- ----------- ---------- ----------- ----------- ----------- ----------- ------------- ---------- ------------
   21.55%       15.71%     19.08%      28.89%      21.35%     (6.46)%     (1.98)%      (12.22)%     23.13%       9.87%
------------- ----------- ---------- ----------- ----------- ----------- ----------- ------------- ---------- ------------
    1995         1996       1997        1998        1999        2000        2001         2002        2003        2004
------------- ----------- ---------- ----------- ----------- ----------- ----------- ------------- ---------- ------------

During the periods shown in the chart, the highest return for a quarter was 16.31% (quarter ending 12/31/98) and the lowest return for a quarter was (9.55)% (quarter ending 06/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004

The average annual returns table compares average annual returns of the Fund based on the Predecessor Funds' past performance to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

---------------------------------------------------- ---------------------- -------------------- ---------------------
                                                            1 YEAR*              5 YEARS*             10 YEARS*
---------------------------------------------------- ---------------------- -------------------- ---------------------
Average Annual Return Before Taxes                           9.87%                 1.72%                11.05%
---------------------------------------------------- ---------------------- -------------------- ---------------------
Average Annual Return After Taxes on
Distributions(1)                                             8.84%                 1.20%                8.27%
---------------------------------------------------- ---------------------- -------------------- ---------------------
Average Annual Return After Taxes on Distributions
and Sale of Fund Shares(1)                                   7.06%                 1.23%                8.18%
---------------------------------------------------- ---------------------- -------------------- ---------------------
S&P 500 Composite Index(2)                                  10.88%                (2.30)%               12.07%
---------------------------------------------------- ---------------------- -------------------- ---------------------

---------------------

* Class Z shares were not offered during the periods shown. The performance represents the performance of the Predecessor Funds' Institutional Class shares.

(1) After tax-returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from these shown and after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The S&P 500 Composite Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks, and 20 transportation stocks. The Index reflects the reinvestment of dividends but does not reflect fees, brokerage commissions, taxes, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE

--------------------------------------------------- -------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------- -------------------
Maximum Sales Charge (Load)
(as a percentage of offering price)                        None
--------------------------------------------------- -------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price)               None
--------------------------------------------------- -------------------
Redemption Fee(1)
(as a percentage of amount redeemed)                      2.00%
--------------------------------------------------- -------------------
ANNUAL FUND OPERATING EXPENSES
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------- -------------------
Management Fees                                           0.95%
--------------------------------------------------- -------------------
Distribution (12b-1) Fees                                  None
--------------------------------------------------- -------------------
Other Expenses
     Service Fees                                          None
     Other Operating Expenses(2)                          0.50%
     Total Other Expenses                                 0.50%
--------------------------------------------------- -------------------
TOTAL ANNUAL OPERATING EXPENSES                           1.45%
--------------------------------------------------- -------------------
Fee Waivers and/or Expense Reimbursement                 -0.25%
--------------------------------------------------- -------------------
NET EXPENSES(3)                                           1.20%
--------------------------------------------------- -------------------

-------------------------

(1)  Imposed on redemption within 10 calendar days of purchase.

(2) Other Operating Expenses are based on estimated amounts for the current fiscal year.

(3) The Advisor has contractually agreed to waive advisory fees or absorb Fund expenses as necessary to maintain the Fund's total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.20% for the first two years of the Fund's operations. To the extent that the Advisor waives advisory fees or absorbs operating expenses of the Fund, the Advisor may seek payment of such waived fees or reimbursement of such absorbed expenses within two fiscal years after the fiscal year in which fees were waived or expenses were absorbed, so long as the Fund's assets are greater than $75 million, such payment or reimbursement does not cause the Fund's net expenses to exceed 1.20% and the payment or reimbursement was approved by the Board of Trustees.

EXAMPLE

This example is intended to help you compare the cost of investing in shares of the Fund to the cost of investing in other mutual funds. This example makes four assumptions: (i) you invest $10,000 in the Fund for the time periods shown; (ii) you redeem all your shares at the end of those time periods; (iii) you earn a 5% return on your investment each year; and (iv) the Fund's operating expenses reflect net operating expenses for years one and two and total annual fund operating expenses without expense waivers for year three. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

---------------------------- ------------------------- -------------------------- -------------------------
          1 Year                     3 Years                    5 Years                   10 Years
          ------                     -------                    -------                   --------
---------------------------- ------------------------- -------------------------- -------------------------
           $122                        $408                      $743                      $1,691
---------------------------- ------------------------- -------------------------- -------------------------

Additional Investment Practices, Strategies, and Risks

In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this Prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing, and other techniques. For more information concerning the Fund's investment practices and its risks, you should read the Statement of Additional Information ("SAI").

STOCK SELECTION PROCESS

Shorting stocks and holding cash are risk-reducing strategies and will be utilized more extensively when the Fund reduces its use of written call options.

BUYING AND SELLING OPTIONS

The Sub-Advisor will actively manage the Fund's options positions using quantitative and statistical analysis that focuses on relative value and risk/return. The Sub-Advisor will use its proprietary option valuation model to identify options it believes are overvalued and therefore offer relatively high premiums to the Fund.

WRITING COVERED CALL OPTIONS

The Fund may substantially reduce its use of written call options when the Sub-Advisor's valuation model indicates a narrowing of options premiums in the marketplace and/or when the Sub-Advisor believes that market conditions favor increasing the Fund's short equity exposure.

FOREIGN SECURITIES

The Fund may invest up to 20% of its total assets in foreign securities. Foreign securities are securities of companies located outside the United States, ADRs, EDRs, and other similar global instruments. When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

TEMPORARY DEFENSIVE STRATEGY


The investments and strategies described in this Prospectus are those that are used under normal circumstances. During unusual economic, market, political, or other circumstances, the Fund may invest up to 100% of its assets in short-term high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Sub-Advisor believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective. The Fund is required to invest at least 80% of its net assets in particular types of securities but may temporarily deviate from that policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

When the Sub-Advisor pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

PORTFOLIO TURNOVER

The Fund's active management may result in the Fund's Sub-Advisor frequently buying and selling securities, which could increase the Fund's portfolio turnover rates and transaction costs, such as brokerage commissions. Increased transaction costs could detract from the Fund's performance. In addition, the sale of the Fund's portfolio holdings may generate capital gains, which, when distributed, may be taxable to you.

SHORT SALES RISK

Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

PORTFOLIO DISCLOSURE

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolios securities is available in the SAI. The back cover of this Prospectus explains how you can get a copy of the SAI. The Fund's portfolio holdings as of a period end are publicly disclosed four times per year with the Securities and Exchange Commission ("SEC") on Form N-CSR or Form N-Q. These reports are available, free of charge, on the SEC's website at www.sec.gov.

THE INVESTMENT ADVISOR AND SUB-ADVISOR

THE INVESTMENT ADVISOR

Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, is the investment advisor for the Fund. The Advisor was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm.


The Advisor oversees the operations of the Fund and monitors the performance of the Sub-Advisor. The Trust's Board of Trustees supervises the Advisor and Sub-Advisor and establishes policies that the Advisor and Sub-Advisor must follow in their day-to-day investment management activities. In January 2005, the Fund applied for an exemptive order from the SEC permitting the Fund to retain sub-advisors without shareholder approval, but subject to notification to shareholders within 60 days of any such change. There is no assurance that the Fund will be successful in obtaining this exemptive relief.

For its services to the Fund, the Advisor will receive, on an annual basis, a management fee equal to 0.95% of the Fund's average daily net assets.

The investment advisory fee paid by the Fund is higher than those paid by most investment companies, although the Advisor believes the fee to be comparable to those paid by investment companies with similar investment objectives and policies.

THE SUB-ADVISOR

Analytic Investors, Inc., a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is the investment sub-advisor to the Fund. The Sub-Advisor was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. The Sub-Advisor serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks, and insurance companies. The Sub-Advisor is an affiliate of OMUSH.

The Sub-Advisor was selected by the Advisor, subject to the approval of the Trust's Board of Trustees, to manage the Fund's investment portfolio. For its services to the Fund, the Sub-Advisor will receive fees payable by the Advisor under its investment sub-advisory agreement. Refer to the SAI for further information about these fees.

THE PORTFOLIO MANAGERS

A team of investment professionals of the Sub-Advisor is primarily responsible for investing the assets of the Fund. The following summarizes the experience of each of these portfolio managers.

---------------------------------------- ----------------------------------------------------------------------------
Harinda de Silva, CFA                    President, Analytics Investors, Inc., since April 1998.  Director,
                                         Analytic US Market Neutral Offshore, Ltd., since January 1999.  Director,
                                         Analytic US Market Neutral Offshore II, Ltd., since May 2002.  President,
                                         Analytic/TSA Investors, Inc., April 1998 - January 2001.  Mr. de Silva
                                         earned a B.S. in Mechanical Engineering from the University of Manchester
                                         Institute of Science and Technology, an M.B.A. in Finance from the
                                         University of Rochester, and a Ph.D. in Finance from the University of
                                         California, Irvine.
---------------------------------------- ----------------------------------------------------------------------------
Dennis M. Bein, CFA                      Portfolio Manager, Analytic Investors, Inc., since August 1995.  Portfolio
                                         Manager, Analytic/TSA Investors, Inc., August 1995 - January 2001.  Mr.
                                         Bein earned a B.B.A. and an M.B.A. from the University of California,
                                         Riverside.
---------------------------------------- ----------------------------------------------------------------------------
Greg McMurran                            Chief Investment Officer, Analytic Investors, Inc., since January 1998.
                                         Chief Investment Officer, Analytic/TSA Investors, Inc., October 1997 -
                                         January 2001.  Mr. McMurran earned a B.S. in Economics from the University of California, Irvine and an M.A. in Economics from California State
                                         University, Irvine.
---------------------------------------- ----------------------------------------------------------------------------
Scott Barker, CFA                        Portfolio Manager, Analytic Investors, Inc., since August 1995.  Portfolio
                                         Manager, Analytic/TSA Investors, Inc., August 1995 - January 2001.  Mr.
                                         Barker earned a B.A. in Physics from Pomona College.
---------------------------------------- ----------------------------------------------------------------------------
Robert Murdock, Ph.D., CFA               Portfolio Manager, Analytic Investors, Inc., since November 1997.
                                         Portfolio Manager, Analytic/TSA Investors, Inc., November 1997 - January
                                         2001.  Mr. Murdock earned a B.S. in Economics and Math from the University of Wyoming, an M.B.A. from Dartmouth College, an M.A. in Economics from the University of Pennsylvania, and a Ph.D. in Management from the
                                         University of California, Los Angeles.
---------------------------------------- ----------------------------------------------------------------------------
Steven Sapra                             Portfolio Manager, Analytic Investors, Inc., since September 1999.
                                         Portfolio Manager, Analytic/TSA Investors, Inc., September 1999 - January
                                         2001.  Consultant, BARRA, Inc., July 1997 - August 1999.  Mr. Sapra earned a B.S. in Economics from California State Polytechnic University, Pomona and an M.A. in Economics from the University of Southern
---------------------------------------- ----------------------------------------------------------------------------

For more information on the composition of the Sub-Advisor team managing the Fund, portfolio manager compensation, other accounts managed by them, and their ownership of Fund shares, please see the SAI.

YOUR INVESTMENT

YOUR SHARE PRICE

The price you pay for a share of the Fund and the price you receive upon selling or redeeming a share of the Fund is called the net asset value ("NAV") less any applicable sales changes. NAV per share class of the Fund is calculated by dividing the total net assets of each class by the total number of the class' shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by the Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Foreign securities may trade in their local markets on days the Fund is closed. Those transactions and changes in the value of the Fund's securities holdings on such days may affect the value of the Fund's shares on days when you will not be able to purchase, exchange, or redeem shares.
[On side panel:  Fair Value Pricing

The Board has determined to fair value on a daily basis foreign securities traded outside of the Western Hemisphere to, among other things, avoid stale prices and make the Fund less attractive to market timers. While fair value pricing cannot eliminate the possibility of short-term trading, we believe it helps to protect the interests of the Fund's long-term shareholders.]

The Fund uses pricing services to determine the market value of the securities in its portfolio. Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Fund generally uses the market value of securities as of the close of regular trading on the NYSE to value the other equity securities held in the Fund's portfolio. If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board. The valuation assigned to a fair valued security for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Fund could sell a fair valued security and may not always result in a more accurate NAV.

The NAV of your shares when redeemed may be more or less than the NAV when you purchased your shares, depending primarily upon the Fund's investment performance. If the Fund invests in another investment company, the Fund's NAV is based in part on the net asset value of that other investment company. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced using the next NAV calculated AFTER your request is received in good order by the Fund's transfer agent or other Fund agents.

The Fund may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers ("Financial Intermediaries") that may include the Fund as an investment alternative in the programs they offer or administer. Financial Intermediaries and the Fund may reserve the right to not accept customer orders that are incomplete or otherwise not in "good order." Financial Intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Fund or an affiliate of the Fund in a timely manner. The Fund will be deemed to have received a purchase or redemption order from a Financial Intermediary when the Financial Intermediary, or its authorized designee, accepts the order. The customer order will be priced at the Fund's NAV next computed after such order is unconditionally accepted by a Financial Intermediary or its designee.

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

While the Fund provides shareholders with daily liquidity, the Fund is intended to be a long-term investment vehicle and is not designed for investors who engage in excessive short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of the Fund's shares may:

     o cause the Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

     o force the Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;

     o increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in or out; or

     o   dilute the value of Fund shares held by long-term shareholders.

The Fund and Old Mutual Capital, Inc., the Fund's investment advisor, and certain of its affiliates ("Old Mutual Capital") or their agents will not knowingly permit investors to excessively trade the Fund, although no guarantees can be made that we will be able to identify and restrict all such trading in the Fund. Purchase and sale orders may be received through Financial Intermediaries, and Old Mutual Capital and its agents cannot always know or reasonably detect short-term trading through these Financial Intermediaries or through the use of omnibus accounts by these Financial Intermediaries.

To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

A fund that invests in overseas markets is subject to the risk of time-zone arbitrage, which attempts to take advantage of time zone differences in various countries. Time-zone arbitrage is a form of market-timing. The Board has adopted and Old Mutual Capital and their agents have implemented the following tools to discourage short-term trading in the Fund, including time-zone arbitrage:

     o   shareholder trade activity monitoring;

     o   trading guidelines;

     o   a redemption fee on certain trades in the Fund; and

     o selective use of fair value pricing, including daily fair valuation of foreign securities outside of the Western Hemisphere.

Each of these tools is described in more detail below. Although they are designed to discourage short-term trading, none of these tools alone nor all of them taken together can eliminate the possibility that short-term trading activity in the Fund will occur. Moreover, each of these tools, other than the redemption fee, involves judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor's trading history in the Fund, other Funds, and accounts under common ownership, influence, or control. Old Mutual Capital and the Fund may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING

Old Mutual Capital and its agents monitor selected trades based on a shareholder's trading activity and history in an effort to detect short-term trading activities. If, as a result of this monitoring, Old Mutual Capital or one of its agents determines that a shareholder has engaged in short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account. Determining whether a shareholder has engaged in short-term trading involves judgments that are inherently subjective. In making such judgments, Old Mutual Capital and its agents seek to act in a manner that they believe is consistent with the best interests of long-term Fund shareholders.

The ability of Old Mutual Capital and its agents to monitor trades that are placed by the underlying shareholders of Financial Intermediaries is limited. Financial Intermediaries often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. Old Mutual Capital and its agents generally rely on the cooperation, willingness, ability, and rights of Financial Intermediaries to monitor trading activity in omnibus accounts and enforce the Fund's short-term trading policy on shareholders in such accounts. There is no assurance that the Financial Intermediaries will in all instances cooperate with Old Mutual Capital and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. Old Mutual Capital and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all Financial Intermediaries.

TRADING GUIDELINES

If a shareholder exceeds four exchanges out of the Fund per calendar year or if the Fund, Old Mutual Capital, or one of its agents determines that a shareholder's short-term trading activity is detrimental to Fund shareholders (regardless of whether or not the activity exceeds these guidelines), the Fund will not knowingly accept any additional purchase and exchange orders from such shareholder. The Fund and Old Mutual Capital and its agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, for legitimate trading purposes, and consistent with the best interests of long-term shareholders. The movement out of (redemption) one of the Funds and into (purchase) one of the Funds is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide long-term asset allocation program.

Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part. Transactions accepted by a Financial Intermediary in violation of our short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Financial Intermediary. Old Mutual Capital may also suspend or terminate a shareholder's exchange privileges if a shareholder engages in a disruptive pattern of exchanges. Old Mutual Capital and the Fund also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities rather than cash.

REDEMPTION/EXCHANGE FEE

The Fund (except in those cases noted below) will impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Fund within 10 calendar days of purchase. The Fund will impose a redemption fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Old Mutual Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The Fund charges the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange.

The Fund will not charge the 2.00% redemption fee on transactions involving the following:

1. total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that do not have the systematic capability to process the redemption fees;

2. total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that have negotiated pre-existing legal covenants and agreements with the Fund to waive or not to impose redemption fees;

3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Fund or a Financial Intermediary;

4. redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from the Fund;

5. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

6.   redemptions initiated by the Fund, as permitted in this Prospectus.

The Fund's goal is to apply the redemption fee to all shares of the Fund regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain Financial Intermediaries and preexisting contrary legal covenants and agreements with Financial Intermediaries. The Fund will use its best efforts to encourage Financial Intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with Financial Intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

FAIR VALUE PRICING

As discussed above, the Trust has adopted fair value pricing procedures, including the daily fair valuation of certain foreign securities. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to long-term shareholders.

SUITABILITY FOR INVESTORS

Class Z shares are available for purchase or exchange only for those Class Z shareholders of the Fund (or other series of the Trust) who acquired their Class Z shares through a reorganization of another mutual fund into a series of the Trust.

BUYING SHARES

You may purchase Class Z shares of the Fund directly through the Fund's transfer agent. The price per share you will pay to invest in the Fund is its net asset value per share next calculated after the transfer agent or other authorized representative accepts your order.

You may also purchase Class Z shares of the Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund's net asset value per share.

MINIMUM INVESTMENTS

MINIMUM INVESTMENTS                                    INITIAL        ADDITIONAL
--------------------------------------------------- ----------------- ----------
Regular accounts                                       $ 2,500        no minimum
Uniform Gifts/Transfer to Minor Accounts               $   500        no minimum
Traditional IRAs                                       $ 2,000        no minimum
Roth IRAs                                              $ 2,000        no minimum
Coverdell Education Savings Accounts                   $   500        no minimum


SELLING SHARES

You may sell your shares at net asset value per share any day the NYSE is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at the Fund's next calculated net asset value per share. The Fund generally sends payment for your shares the business day after your order is received in good order. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to 7 days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

GENERAL POLICIES

     o IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Fund is required by federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Fund reserves the right to close your account or take such other action deemed appropriate if it is unable to verify your identity.

     o   The Fund may reject or suspend acceptance of purchase orders.

     o The Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1.00% of the aggregate net asset value of the Fund in any 90-day period.

     o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's net asset value per share.

     o SEI Trust Company, the custodian for Traditional, Roth, and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

     o Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. The Fund will provide notice of the imposition of this fee; the Fund will not impose this fee if you purchase additional shares during the notice period to meet the minimum investment amount. Minimum investment amounts are identified in the table above. For non-retirement accounts, the Fund may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

     o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the Fund. Call your broker-dealer or financial advisor if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your broker-dealer or financial advisor.

EXCHANGES BETWEEN FUNDS

You may exchange some or all Class Z shares of the Funds for Class Z shares of the other Funds that offer such class of shares. Class Z shares of the Fund may not be exchanged for any other class of shares.

If a shareholder exceeds four exchanges out of the Fund per calendar year, or if the Fund, Old Mutual Capital, or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, the determining party or the Fund may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption fee. See the "Policy Regarding Short-Term or Excessive Trading" section of this Prospectus for details of the Trust's trading guidelines and redemption fee.

SYSTEMATIC WITHDRAWAL PLAN

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

     o Consult your broker, dealer, or financial intermediary regarding how to establish this feature.

Note:  You must maintain a minimum account balance of $5,000 or more.

DISTRIBUTION AND TAXES

The Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains, if available. Net investment income and distributions from capital gains are paid annually. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or Automated Clearing House transfer.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and long-term capital gains are taxable to individuals and other non-corporate taxpayers at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of shares of the Fund, including pursuant to a systematic withdrawal plan, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (i) short-term capital gains will apply if you sell or exchange shares of the Fund within one year after buying them; (ii) long-term capital gains will apply to shares of the Fund sold or exchanged after one year. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAX RATES APPLICABLE TO SALES, EXCHANGES, AND DISTRIBUTIONS TO INDIVIDUALS AND OTHER NON-CORPORATE SHAREHOLDERS

---------------------------------------- -------------------------------------- --------------------------------------

                                                   TAX RATE FOR 15%
            TYPE OF INCOME                         BRACKET AND LOWER            TAX RATE FOR BRACKETS HIGHER THAN 15%
---------------------------------------- -------------------------------------- --------------------------------------

Dividends Generally                              Ordinary income rate                   Ordinary income rate
---------------------------------------- -------------------------------------- --------------------------------------

Qualified Dividends                                       5%                                     15%
---------------------------------------- -------------------------------------- --------------------------------------

Short-term Capital Gains                         Ordinary income rate                   Ordinary income rate
---------------------------------------- -------------------------------------- --------------------------------------

Long-term Capital Gains                                   5%                                     15%
---------------------------------------- -------------------------------------- --------------------------------------

DISTRIBUTION ARRANGEMENTS

The Fund has additional classes of shares. Class Z is offered by this Prospectus. Each class has the same rights and privileges as the other share classes of the Fund, except that (i) each Class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940; (iii) each class may be subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the Investment Company Act of 1940; (iv) exchanges are not permitted between the various share classes but only among the same class; and (v) each class has exclusive voting rights with respect to matters affecting only that class. Class Z shares are not subject to sales charges or fees paid under Rule 12b-1.

REVENUE SHARING

The Distributor or one or more of its corporate affiliates may, from time to time, make payments from its own resources to Financial Intermediaries. These "revenue sharing" payments are made in exchange for certain services provided by the Financial Intermediary, such as placing the Trust and the Fund on the Financial Intermediary's sales system or placing the Trust and the Fund on the intermediary's preferred or recommended list. The Distributor may also pay intermediaries for administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to the Trust and the Fund, delivering proxy statements, annual reports, updated prospectuses, and other communications, and other recordkeeping services relating to investments in the Fund. Marketing support payments include payments for conferences and seminars, investor and dealer--sponsored events, educating sales personnel of the Financial Intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the Financial Intermediary. In addition, Financial Intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust's logo.

From time to time, the Distributor may also pay "networking fees" to broker-dealers who process Fund transactions through an automated mutual fund clearinghouse, which reduces the Trust's costs in processing shareholder transactions. These networking fees compensate the broker for its expenses in processing transactions through the clearinghouse. The Trust may pay a portion of the total networking fees paid to a broker.

The Distributor or its affiliates may compensate Financial Intermediaries differently depending on the nature and extent of the services they provide.

Financial Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor may also make non-service, compensation related payments, at its expense, to dealers or other Financial Intermediaries at an annual rate specified in writing by the Distributor. These payments generally represent a percentage of a qualifying dealer's or Financial Intermediary's sales and/or the value of Fund shares within a qualifying dealer's or Financial Intermediary's client accounts.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the Financial Intermediary. The Advisor and Sub-Advisor may also benefit from the Distributor's activity through increased advisory fees resulting from additional assets acquired through sale of Fund shares through such Financial Intermediaries.

PAYMENTS BY THE FUND

Like the Distributor, the Fund may, from time to time, make payments to Financial Intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, the Fund may also pay networking fees to brokers, up to certain limits.

You can find further details in the SAI about these payments and the services provided in return by Financial Intermediaries. You can also speak to your Financial Intermediary for more information about the payments made by the Distributor or the Trust to such Financial Intermediary. In certain cases, the payments could be significant and may cause a conflict of interest for your Financial Intermediary.

FINANCIAL HIGHLIGHTS

The financial highlights information in the following table for the Fund's Institutional Class shares represents the financial information of the Predecessor Funds' Institutional Class shares for the fiscal periods indicated. The Fund's Class Z shares is the accounting successor of the Predecessor Funds' Institutional Class shares. It is contemplated that the Analytic Fund, a series of The Advisors' Inner Circle Fund, will be reorganized into the Fund in a tax-free reorganization on or about December 9, 2005. The Fund's Class Z shares is the successor class of the Predecessor Funds' Institutional Class shares. Prior to that, on June 24, 2002, The Advisors' Inner Circle Fund acquired all of the assets and liabilities of the UAM Fund, a series of the UAM Funds, Inc. II, in a tax free reorganization. The total returns in the table represent the rate that an investor would have earned on an investment assuming all dividends and distributions were reinvested. Certain information contained in the table reflects the financial results for a single share. PricewaterhouseCoopers LLP ("PwC"), the Predecessor Funds' independent registered public accounting firm, has audited the information. The financial statements and the unqualified opinion of PwC are included in the annual report of the Analytic Fund, the Fund's predecessor fund, which is available upon request by calling the Fund toll-free at 888.744.5050.

----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------
                                       6/30/05     12/31/04    12/31/03   12/31/02(2) 12/31/01    12/31/00
                                     UNAUDITED@
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------
Net Asset Value at Beginning            11.66       $11.10      $9.09       $10.46     $10.80      $11.82
of Period
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------
Net Investment Income                   0.06*        0.09*      0.08*        0.09       0.08        0.06
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------
Net Realized and Unrealized             1.28*        0.99*      2.01*       (1.36)     (0.30)      (0.82)
Gain (Loss)
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------
Total from Investment                   1.34         1.08        2.09        (1.27)    (0.22)       (0.76)
Operations
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------

DIVIDENDS AND DISTRIBUTIONS:
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------
Net Investment Income                  (0.04)       (0.19)      (0.08)    (0.10)(1)    (0.07)      (0.07)
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------
Net Realized Gain                        - -        (0.33)       - -         - -       (0.05)      (0.19)
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------
Total Dividends and                    (0.04)       (0.52)      (0.08)    (0.10)(1)    (0.12)      (0.26)
Distributions
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------
Net Asset Value, End of                 12.96       $11.66     $ 11.10      $ 9.09     $ 10.46    $ 10.80
Period
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------

TOTAL RETURN+                           11.46        9.87%      23.13%     (12.22%)    (1.98)%    (6.46)%
                                        -----        -----      ------     --------    -------    -------
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------

Ratios and Supplemental Data          $264,144      $57,171    $44,693     $35,131     $40,806    $48,244
Net Assets, End of Period
(Thousands)
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------
Ratio of Expenses to Average            1.21%        1.17%      1.30%       1.09%       0.99%      0.99%
Net Assets**
(including Dividend Expense)
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------
Ratio of Expenses to Average            1.02%        0.99%      0.99%       0.99%       0.99%      0.99%
Net Assets**
(excluding Dividend Expense)
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------
Ratio of Expenses to Average            1.23%        1.70%      2.27%       1.94%       1.69%      1.17%
Net Assets (excluding
Waivers and Directed
Brokerage, Including
Dividend Expense)
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------
Ratio of Expenses to Average            1.11%        1.41%      1.71%       1.46%       0.99%      0.99%
Net Assets (excluding
Directed Brokerage,
including Dividend Expense)
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------
Ratio of Net Investment                 0.92%        0.75%      0.79%       0.91%       0.71%      0.51%
Income to Average Net Assets
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------
Portfolio Turnover Rate                  36%         152%       241%++      233%++      216%        264%
----------------------------------- -------------- ---------- ----------- ----------- ---------- -----------

---------------------------------------------------------------------------------------------------------------------------

@ All ratios for the period have been annualized. Total return is for the period indicated and has not been annualized.

*    Per share amounts for the year are based on average outstanding shares.

**   Includes expense offset for fees paid indirectly.

+ Total return would have been lower had certain expenses of the Predecessor Funds' investment advisor not been waived by the Predecessor Funds' investment advisor during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

++   The ratio has been restated.  See Note 2 in the Notes to Financial
     Statements.

(1)  Includes a return of capital of $(0.003).

(2) On June 24, 2002, the Analytic Defensive Equity Fund, a series of The Advisors' Inner Circle Fund acquired the assets of the Analytic Defense Equity Fund, a series of the UAM Funds, Inc. II. The operations of the Analytic Defensive Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Defensive Equity Fund.

     Amounts designated as "--" are $0 or have been rounded to $0.

FOR MORE INFORMATION

OLD MUTUAL ADVISOR FUNDS

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION

Provides more information about the Fund and is incorporated into this Prospectus by reference. The Fund's SAI is also available on the Old Mutual Advisor Funds' website at http://www.OldMutualCapital.com.

ANNUAL/SEMI-ANNUAL REPORTS

Provides financial and performance information and investments and a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund's predecessor fund during the last fiscal year or half-year.

TO OBTAIN THE SAI, ANNUAL/SEMI-ANNUAL REPORTS, OR OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES, CONTACT YOUR BROKER, DEALER, OR FINANCIAL ADVISOR OR CALL THE FUND TOLL-FREE AT 888.744.5050.

Reports and other information about Old Mutual Advisor Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about Old Mutual Advisor Funds are also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

A description of the guidelines that the Fund or the Fund's investment advisor/sub-advisor uses to vote proxies relating to portfolio securities is available without charge (i) upon request, by calling 888.744.5050, and (ii) on the SEC's website at http://www.sec.gov, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period will be available without charge (a) on the Old Mutual Advisor Funds' website at http://www.OldMutualCapital.com; (b) by calling 888.744.5050; and (c) on the SEC's website at http://www.sec.gov. Old Mutual Advisor Funds has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Ethical Conduct upon request by calling toll-free 888.744.5050 or by visiting the Old Mutual Advisor Funds' website at http://www.OldMutualCapital.com.

INVESTMENT ADVISOR
Old Mutual Capital, Inc.
4643 South Ulster Street, Suite 600
Denver, CO 80237

INVESTMENT SUB-ADVISOR
Analytic Investors, Inc.
500 South Grand Avenue, 23rd Floor
Los Angeles, CA  90071

DISTRIBUTOR
Old Mutual Investment Partners
4643 South Ulster Street, Suite 600
Denver, CO 80237

Website: www.OldMutualCapital.com
Shareholder Services:  888.744.5050
Investment Professionals:  888.772.2888

SEC FILE NUMBER

811-21587

PR-ADEFZ-PRO 10/05

                                 PRIVACY NOTICE

                      PROTECTING YOUR PERSONAL INFORMATION

The Old Mutual Advisor Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Occasionally, we may disclose this information to companies that perform services for the Old Mutual Advisor Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Old Mutual Advisor Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Old Mutual Advisor Funds, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.

                          [Not part of the prospectus]

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 14, 2005

                                     TRUST:
                            OLD MUTUAL ADVISOR FUNDS

                                      FUND:
                    OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND


                                    CLASSES:
                              CLASS A, CLASS C, AND
                                     CLASS Z


                               INVESTMENT ADVISOR:
                            OLD MUTUAL CAPITAL, INC.

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of Old Mutual Advisor Funds (the "Trust" or "Registrant") and the Class A, Class C, and Class Z shares of Old Mutual Analytic Defensive Equity Fund (the "Fund"). It should be read in conjunction with the current Prospectus for the Class A and Class C shares of the Fund or the current Prospectus for the Class Z shares of the Fund, as the case may be (collectively, the "Prospectus"). Each Prospectus dated October 10, 2005 may be obtained without charge by calling 888-744-5050.

The Fund is a successor to the Analytic Defensive Equity Fund ("Analytic Fund"), a series of The Advisors' Inner Circle Fund. The Analytic Fund's audited financial statements for the fiscal year ended December 31, 2004 are incorporated into this SAI by reference to the Analytic Fund's 2004 annual report to shareholders (File No. 811-06400). You may obtain a copy of the Analytic Fund's latest annual report at no charge by writing to the address or calling the phone number noted above.

                                TABLE OF CONTENTS

                                                                           PAGE

THE TRUST.....................................................................3
DESCRIPTION OF PERMITTED INVESTMENTS..........................................4
INVESTMENT LIMITATIONS.......................................................33
TRUSTEES AND OFFICERS OF THE TRUST...........................................37
THE ADVISOR..................................................................47
THE SUB-ADVISOR..............................................................49
THE DISTRIBUTOR..............................................................57
THE ADMINISTRATOR AND SUB-ADMINISTRATOR......................................58
OTHER SERVICE PROVIDERS......................................................59
FUND TRANSACTIONS............................................................60
DESCRIPTION OF SHARES........................................................63
VOTING RIGHTS................................................................64
PURCHASES, REDEMPTIONS, AND PRICING OF SHARES................................64
DETERMINATION OF NET ASSET VALUE.............................................77
TAXES........................................................................78
EXHIBIT A...................................................................A-1
EXHIBIT B...................................................................B-1

THE TRUST

The Trust is an open-end management investment company, which was created as a Delaware statutory trust on May 26, 2004 under the name Old Mutual Advisor Funds. The Trust commenced business shortly thereafter as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently offers six series portfolios, namely the Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual Analytic Defensive Equity Fund (the "Funds"). This Statement of Additional relates to the Old Mutual Analytic Defensive Equity Fund. The Old Mutual Copper Rock Emerging Growth Fund series of shares of the Trust is the subject of a Statement of Additional Information dated August 1, 2005. The remaining series of shares of the Trust are the subject of a Statement of Additional Information dated September 24, 2004 (as revised March 1, 2005), as may be further revised from time to time.

Shareholders may purchase shares of the Fund through three separate classes:
Class A, Class C and Class Z shares. Each class has the same rights and privileges as the other share classes of the Fund, except that (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class may be subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the 1940 Act;
(iv) exchanges are not permitted between the various share classes but only among the same class; and (v) each class has exclusive voting rights with respect to matters affecting only that class. Except for these differences, each class share of the Fund represents an equal proportionate interest in the Fund. See "Description of Shares." No investment in shares of the Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in the Prospectus.

Old Mutual Capital, Inc. (the "Advisor") serves as the investment advisor to the Fund. The Advisor selects and recommends, subject to the approval of the Board of Trustees, one or more sub-advisors to manage the Fund's investment portfolio. These sub-advisors have a specialized investment strategy or strategies focused on one or more specific classes of securities. The Advisor has engaged Analytic Investors, Inc. as the Fund's sub-advisor (the "Sub-Advisor").

The Fund is a successor to the Analytic Fund, a series of The Advisors' Inner Circle Fund. The Analytic Fund has entered into an agreement and plan of reorganization dated October 13, 2005. Under the plan of reorganization, the Analytic Fund will transfer substantially all of its assets and liabilities to the Fund on or about December 9, 2005. If the shareholders of the Analytic Fund approve this transaction, the reorganization will occur on or about December 9, 2005, and the Fund will continue the operations of the Analytic Fund. The Analytic Fund was the successor to the Analytic Defensive Equity Fund ("UAM Fund"), a series of the UAM Funds, Inc. II (the "Analytic Fund" together with the "UAM Fund," the "Predecessor Funds"). The UAM Fund's date of inception was July 1, 1978. The UAM Fund dissolved and reorganized into the Analytic Fund on June 24, 2002.

Substantially all of the assets of the UAM Fund were transferred to the Analytic Fund in connection with the Analytic Fund's commencement of operations on June 24, 2002. Both the Predecessor Funds were managed by the Sub-Advisor using the same investment objective, strategies, policies, and restrictions as those used by the Fund.

The Fund seeks to obtain a greater long-term return and smaller fluctuations in quarterly total return from a diversified, hedged common stock fund than would be realized from the same fund unhedged.

Through its proprietary investment process, the Sub-Advisor attempts to create a diversified and hedged portfolio by investing in a combination of stocks, debt securities, and options. The Fund invests primarily (at least 80% of its net assets) in equity securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights, and warrants.

DESCRIPTION OF PERMITTED INVESTMENTS

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     o   by the right of the issuer to borrow from the U.S. Treasury;

     o by the discretionary authority of the U.S. government to buy the obligations of the agency; or

     o   by the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases, and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related, and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers, and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The Sub-Advisor will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC") - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS, AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA, and FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing, or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government Securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

     o has total assets of at least $1 billion, or the equivalent in other currencies;

     o is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     o is a foreign branch of a U.S. bank and the Sub-Advisor believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Exhibit A - Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity, and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed, and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

[ ]       INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

[ ]       PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

[ ]       CALL RISK

During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as a call risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

[ ]       EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

[ ]       CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Sub-Advisor may determine that it is of investment-grade. The Sub-Advisor may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy, and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Sub-Advisor may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Sub-Advisor monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's Prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates, or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate, or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the CFTC, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates, and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

[ ]       PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o   allowing it to expire and losing its entire premium;

     o exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o   closing it out in the secondary market at its current price.

[ ]       SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

     o the underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency, or futures contract;

     o a call option on the same security or index with the same or lesser exercise price;

     o a call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency, or futures contract; or

     o in the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

     o   entering into a short position in the underlying security;

     o purchasing a put option on the same security, index, interest rate, foreign currency, or futures contract with the same or greater exercise price;

     o purchasing a put option on the same security, index, interest rate, foreign currency, or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o   maintaining the entire exercise price in liquid securities.

[ ]       OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

[ ]       OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

[ ]       COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

[ ]       FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount);

     o are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;

     o   do not require an initial margin deposit; and

     o may be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS, AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults, or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission ("SEC"). If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

[ ]       EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index, or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

[ ]       INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

[ ]       CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS, AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Sub-Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     o differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o   have to purchase or sell the instrument underlying the contract;

     o   not be able to hedge its investments; and

     o   not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o the facilities of the exchange may not be adequate to handle current trading volume;

     o equipment failures, government intervention, insolvency of a brokerage firm, or clearing house or other occurrences may disrupt normal trading activity; or

     o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Sub-Advisor incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Sub-Advisor's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Sub-Advisor's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

     o   actual and anticipated changes in interest rates;

     o   fiscal and monetary policies; and

     o   national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures, and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government Securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally, higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Sub-Advisor take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable, and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o factors affecting an entire industry, such as increases in production costs; and

     o changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates, or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL- AND MEDIUM-SIZED COMPANIES - Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small- or medium-size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets, and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the United States The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways, such as:

     o they can invest directly in foreign securities denominated in a foreign currency;

     o they can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     o   they can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. Europeans Depositary Receipts (EDRs) are similar to ADRs, except that they are typically issued by European banks or trust companies.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of the Fund that invest in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the advisor), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o the economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits, and national debt;

     o foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies, which could significantly influence the market prices of securities and payment of dividends;

     o the economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o the internal policies of a particular foreign country may be less stable than in the U.S. other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o a foreign government may act adversely to the interests of United States investors, including expropriation or nationalization of assets, confiscatory taxation, and other restrictions on United States investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Sub-Advisor anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the U.S.;

     o   have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement, and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o it may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     o government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o   have relatively unstable governments;

     o present greater risks of nationalization of businesses, restrictions on foreign ownership, and prohibitions on the repatriation of assets;

     o   offer less protection of property rights than more developed countries;
         and

     o have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT COMPANIES

The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

When the Fund enters into a repurchase agreement it will:

     o pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     o require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933, as amended ("1933 Act"). Under the supervision of the Board, the Sub-Advisor determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers, and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor, Sub-Advisor, or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit, or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest, or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator, and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses, and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

     o   take advantage of an anticipated decline in prices; and

     o   protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain, and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

The Fund will not short sell a security if:

     o after giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets;

     o the market value of the securities of any single issuer that have been sold short by the Fund would exceed three percent (3%) of the value of a Fund's net assets; or

     o any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED, DELIVERY, AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery, and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery, or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery, or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets, is equal to the amount of the commitments.

INVESTMENT LIMITATIONS

The Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing) and other investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. As used in this SAI, the term "majority of the outstanding shares" of the Fund means the vote of lesser of (i) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

     o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act.

     o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's Prospectus and SAI as they may be amended from time to time.

     o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

     o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     o Purchase or sell real estate, except (i) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (ii) that the Fund may invest in securities of issuers that deal or invest in real estate; and (iii) that the Fund may purchase securities secured by real estate or interests therein.

     o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's Prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

     o Not borrow money, except that: (i) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed); (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (iv) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

        Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     o Purchase and sell currencies or securities on a when-issued, delayed delivery, or forward-commitment basis.

     o Purchase and sell foreign currency, purchase options on foreign currency, and foreign currency exchange contracts.

     o   Invest in the securities of foreign issuers.

     o Purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies, and limitations.

     o The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of one investment company.

     o Invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (i) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books and (ii) limiting its holdings of such securities to 15% of net assets. The Fund may:

     o   Write covered call options and may buy and sell put and call options.

     o   Enter into repurchase agreements.

     o Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     o   Sell securities short and engage in short sales "against the box."

     o   Enter into swap transactions.

The Fund may not change its investment strategy to invest at least 80% of its net assets, including any borrowing for investment purposes, in equity securities without 60 days prior notice to shareholders.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, the Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Sub-Advisor determines that market, economic political, or other conditions warrant, the Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization; repurchase agreements involving such securities; and, to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent the Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

FUND TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. The Predecessor Funds' decrease in portfolio turnover over the past two fiscal years may be attributed to a low volatility environment, which results in smaller fluctuations in the Fund's holdings returns forecasts.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Portfolio holdings information related to the Fund, including the top holdings, will be made available to the general public on the Trust's website, at www.OldMutualCapital.com, 15 calendar days after the end of each calendar quarter. The Fund's portfolio holdings as of a period end are publicly disclosed four times per year with the SEC on Form N-CSR or Form N-Q. These reports are available, free of charge, on the SEC's website, at www.sec.gov. Service providers that have contracted to provide services to the Trust (including the custodian, administrator, and certain others) and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"). These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust. Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Advisor or the Trust, provided that the service is related to the investment advisory services that the Advisor provides to the Trust.

Non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

     o a written request for non-standard disclosure must be submitted to and approved in writing by either the Advisor's chief compliance officer, general counsel, or chief investment officer;

     o   the request must relate to an appropriate business purpose; and

     o the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between the Advisor and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

The Board of Trustees has approved this portfolio holdings disclosure policy and must approve any material change to the policy. The policy is subject to periodic review by the Trust's Board. In addition, the Advisor regularly presents to the Trust's Board of Trustees the list of recipients of non-standard disclosure of portfolio holdings information. Neither the Trust, the Advisor, the Sub-Advisor, nor any other entity receives any compensation or other consideration in connection with the disclosure of the Fund's portfolio holdings.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.


----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

----------------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF FUNDS
                                          TERM OF                                   IN THE
                                          OFFICE*                              OLD MUTUAL FUND
                        POSITION(S)     AND LENGTH                                 COMPLEX
      NAME AND              HELD          OF TIME    PRINCIPAL OCCUPATION(S)     OVERSEEN BY        OTHER DIRECTORSHIPS
        AGE            WITH THE TRUST     SERVED      DURING PAST FIVE YEARS       TRUSTEE            HELD BY TRUSTEE
--------------------- ----------------- ------------ ------------------------- ----------------- ---------------------------
John R. Bartholdson   Trustee           Trustee      Chief Financial                  32         The Triumph Group, Inc.,
(Age: 61)                               since 2004   Officer, The Triumph                        PBHG Insurance Series
                                                     Group, Inc.                                 Fund, ING Clarion Real
                                                     (manufacturing).                            Estate Income Fund, and
                                                                                                 ING Clarion Global Real
                                                                                                 Estate Income Fund.
--------------------- ----------------- ------------ ------------------------- ----------------- ---------------------------
Walter W. Driver,     Trustee           Trustee      Chairman, King &                 6          Total Systems Services,
Jr. (Age: 60)                           since 2005   Spalding LLP (law firm).                    Inc.
--------------------- ----------------- ------------ ------------------------- ----------------- ---------------------------
Robert M. Hamje       Trustee           Trustee      Retired; President and           6          TS&W/Claymore
(Age: 63)                               since 2004   Chief Investment                            Tax-Advantaged Balanced
                                                     Officer, TRW Investment                     Fund; Old Mutual/Claymore
                                                     Management Company                          Long-Short Fund.
                                                     (investment
                                                     management), 1984-2003.
--------------------- ----------------- ------------ ------------------------- ----------------- ---------------------------

--------------------- ----------------- ------------ ------------------------- ----------------- ---------------------------
Jarrett B. Kling      Trustee           Trustee      Managing Director, ING           6          Hirtle Callaghan Trust;
(Age: 62)                               since 2004   Clarion Real Estate                         ING Clarion Real Estate
                                                     Securities (investment                      Income Fund, ING Clarion
                                                     advisor).                                   Global Real Estate Income
                                                                                                 Fund and ING Clarion.
--------------------- ----------------- ------------ ------------------------- ----------------- ---------------------------
L. Kent Moore         Chairman of the   Trustee      Managing Director, High          6          TS&W/Claymore
(Age: 50)             Board and         since 2004   Sierra Energy, LP,                          Tax-Advantaged Balanced
                      Trustee                        since October 2004;                         Fund.
                                                     Portfolio Manager,
                                                     Janus Capital (money
                                                     management May 2000-August
                                                     2002).
--------------------- ----------------- ------------ ------------------------- ----------------- ---------------------------

----------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

----------------------------------------------------------------------------------------------------------------------------

                                                                               NUMBER OF FUNDS
                                          TERM OF                                   IN THE
                                          OFFICE*                              OLD MUTUAL FUND
                        POSITION(S)     AND LENGTH                                 COMPLEX
      NAME AND              HELD          OF TIME    PRINCIPAL OCCUPATION(S)     OVERSEEN BY        OTHER DIRECTORSHIPS
        AGE            WITH THE TRUST     SERVED      DURING PAST FIVE YEARS       TRUSTEE            HELD BY TRUSTEE
--------------------- ----------------- ------------ ------------------------- ----------------- ---------------------------
David J. Bullock**    Trustee           Trustee      Director, President and          6          Liberty Ridge Capital,
(Age: 49)                               since 2004   Chief Executive                             Inc., Old Mutual Capital,
                                                     Officer, Old Mutual                         Inc., Old Mutual
                                                     Capital, Inc., since                        Investment Partners, Old
                                                     2004. President and                         Mutual Fund Services and
                                                     Director, Liberty Ridge                     Old Mutual Shareholder
                                                     Capital, Inc., since                        Services, Inc.
                                                     July 2003. Chief
                                                     Executive Officer,
                                                     Liberty Ridge Capital,
                                                     Inc.; Trustee and Chief
                                                     Executive Officer, Old
                                                     Mutual Investment
                                                     Partners; Trustee, Old
                                                     Mutual Fund
--------------------- ----------------- ------------ ------------------------- ----------------- ---------------------------

----------------------------------------------------------------------------------------------------------------------------

                                                     Services; and Director,
                                                     Old Mutual Shareholder
                                                     Services, Inc., since
                                                     November 2003.
                                                     President, PBHG
                                                     Insurance Series Fund,
                                                     since November 2003.
                                                     Chief Operating
                                                     Officer, Liberty Ridge
                                                     Capital, Inc., July
                                                     2003-March 2004.
                                                     President and Chief
                                                     Executive Officer,
                                                     Transamerica Capital,
                                                     Inc., 1998-2003.
--------------------- ----------------- ------------ ------------------------- ----------------- ---------------------------

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.

** Mr. Bullock is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is a Director of the Advisor.

-------------------------------------------------------------------------------------------------------------------------------
OFFICERS

-------------------------------------------------------------------------------------------------------------------------------

                                     TERM OF
                                   OFFICE* AND
                                 POSITION(S) HELD    LENGTH OF       PRINCIPAL OCCUPATION(S)
NAME AND AGE                     WITH THE TRUST      TIME SERVED     DURING PAST FIVE YEARS
-------------------------------- ------------------- --------------- ----------------------------------------------------------
David J. Bullock                 President and       Since 2004      Director, President and Chief Executive Officer, Old
(Age: 49)                        Chief Executive                     Mutual Capital, Inc., since 2004. President and
                                 Officer                             Director, Liberty Ridge Capital, Inc., since July 2003.
                                                                     Chief Executive Officer, Liberty Ridge Capital, Inc.;
                                                                     Trustee and Chief Executive Officer, Old Mutual
                                                                     Investment Partners; Trustee, Old Mutual Fund Services;
                                                                     and Director, Old Mutual Shareholder Services, Inc.,
                                                                     since November 2003. President, PBHG Insurance Series
                                                                     Fund, since November 2003. Chief Operating Officer,
                                                                     Liberty Ridge Capital, Inc., July 2003-March 2004.
                                                                     President and Chief Executive Officer, Transamerica
                                                                     Capital, Inc., 1998-2003.
-------------------------------- ------------------- --------------- ----------------------------------------------------------
Mark E. Black                    Treasurer, Chief    Since 2004      Chief Financial Officer, Chief Administrative Officer,
(Age: 45)                        Financial                           Executive Vice President, and Treasurer, Old Mutual
                                 Officer, and                        Capital, Inc., since July 2004.  Chief Financial Officer
                                 Controller                          and Chief Administrative Officer, Old Mutual Investment
                                                                     Partners, since 2004.  Senior Vice President and Chief
                                                                     Financial Officer, Transamerica Capital, Inc., April
                                                                     2000-June 2004.  Chief Financial Officer, Coldwell
                                                                     Banker Moore & Company (Denver Metro) (formerly Moore
                                                                     and Company Realtor), 1997-March 2000.
-------------------------------- ------------------- --------------- ----------------------------------------------------------
Andra C. Ozols                   Vice President      Since 2005      Executive Vice President, Secretary, and General
(Age: 44)                        and Secretary                       Counsel, Old Mutual Capital, Inc., since June 2005.
                                                                     Executive Vice President (2004 to 2005), General
                                                                     Counsel and Secretary (2002 to 2005 and January
                                                                     1998 to October 1998) of ICON Advisors, Inc.; Vice
                                                                     President (2002 to 2004) of ICON Advisors, Inc.;
                                                                     Director of ICON Management & Research (June 2003
                                                                     to 2005); Executive Vice President (2004 to 2005),
                                                                     General Counsel and Secretary (2002 to 2005) of
                                                                     ICON Distributors, Inc.; Vice President (2002 to
                                                                     2004) of ICON Distributors, Inc.; and Executive
                                                                     Vice President and Secretary of ICON Insurance
                                                                     Agency, Inc. (2004 to 2005). Vice President (1999
                                                                     to 2002) and Assistant General Counsel (October
                                                                     1998 to February 2002), Founders Asset Management
                                                                     LLC. Branch Chief (1993 to 1995) and Enforcement
                                                                     Attorney (1990 to 1995 and 1996 to 1998) U.S.
                                                                     Securities and Exchange Commission.
-------------------------------- ------------------- --------------- ----------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
OFFICERS

-------------------------------------------------------------------------------------------------------------------------------

                                     TERM OF
                                   OFFICE* AND
                                 POSITION(S) HELD    LENGTH OF       PRINCIPAL OCCUPATION(S)
NAME AND AGE                     WITH THE TRUST      TIME SERVED     DURING PAST FIVE YEARS
-------------------------------- ------------------- --------------- ----------------------------------------------------------
James F. Lummanick               Vice President      Since 2005      Senior Vice President and Chief Compliance Officer, Old
(Age: 57)                        and Chief                           Mutual Capital, Inc., Old Mutual Investment Partners,
                                 Compliance Officer                  Old Mutual Fund Services, Inc., and Old Mutual
                                                                     Shareholder Services, Inc., since 2005.  Senior Vice
                                                                     President and Director of Compliance, Calamos Advisors
                                                                     LLC, 2004-2005.  Vice President and Chief Compliance
                                                                     Officer, Invesco Funds Group, 1996-2004.
-------------------------------- ------------------- --------------- ----------------------------------------------------------
Kenneth R. Naes                  Assistant           Since 2005      Vice President, Old Mutual Fund Services, since August
(Age: 40)                        Treasurer                           2004.  Senior Vice President, Product Development,
                                                                     Transamerica Capital, Inc./AEGON USA, April 1992-May
                                                                     2004.
-------------------------------- ------------------- --------------- ----------------------------------------------------------
William P. Schanne               Assistant           Since 2004      Fund Administration Associate, Old Mutual Fund Services
(Age: 32)                        Treasurer                           and Liberty Ridge Capital, Inc., since August 2001.
                                                                     Assistant Treasurer, PBHG Funds, since December 2001.
                                                                     Fund Accounting Supervisor, PFPC, Inc., 1999-2001. Fund
                                                                     Accountant, PFPC, Inc., 1998-1999.
-------------------------------- ------------------- --------------- ----------------------------------------------------------

*Officer of the Trust until such time as his or her successor is duly elected and qualified.

The Board of Trustees is responsible for major decisions relating to the Fund's investment goals, policies, strategies and techniques. The Board also oversees the operations of the Trust by its officers and various service providers as they affect the Funds, but they do not actively participate in the day-to-day operation of or decision making process related to the Funds. The Board has two standing committees: a Nominating and Compensation Committee and an Audit Committee. Currently, the members of each Committee are John Bartholdson, Walter Driver, Robert Hamje, Jarrett Kling and Kent Moore, comprising all the disinterested Trustees of the Trust.

The Nominating and Compensation Committee selects and nominates those persons for membership on the Board of Trustees who are disinterested Trustees, reviews and determines compensation for the disinterested Trustees and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees with legal advice, as needed. During the fiscal period from commencement of the Trust's operations (September 24, 2004) to July 31, 2005, the Nominating and Compensation Committee held 2 meetings. The Nominating and Compensation Committee will consider nominees recommended in writing by shareholders (other than shareholders recommendations of himself or herself). A shareholder may submit a request in writing to the Trust in accordance with the Shareholder Communication Procedures, which are accessible at www.OldMutualCapital.com.

The Audit Committee, among other things, oversees the financial reporting process for the Trust and monitors the Trust's audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the Trust's Board of Trustees and evaluates the independent audit firm's performance, costs, and financial stability. During the fiscal period from commencement of the Trust's operations (September 24, 2004) to July 31, 2005, the Audit Committee held 2 meetings.

The table below provides the dollar range of shares of the Analytic Fund and the aggregate dollar range of shares of all of the Funds owned by each Trustee as of December 31, 2004. However, the Board of Trustees has adopted a policy goal pursuant to which each Trustee plans to invest the equivalent of one year's retainer fees in one or more of the Funds within three years from the commencement of operations.

--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                          SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                     COMPANIES IN THE
                                 DOLLAR RANGE OF EQUITY SECURITIES IN            OLD MUTUAL FUND COMPLEX
        NAME OF TRUSTEE                        THE ANALYTIC FUND                 OVERSEEN BY THE TRUSTEES
-------------------------------- -------------------------------------- --------------------------------------------
John R. Bartholdson              None                                   None
-------------------------------- -------------------------------------- --------------------------------------------
Walter W. Driver, Jr.*           N/A                                    N/A
-------------------------------- -------------------------------------- --------------------------------------------
Robert M. Hamje                  None                                   None
-------------------------------- -------------------------------------- --------------------------------------------
Jarrett B. Kling                 None                                   None
-------------------------------- -------------------------------------- --------------------------------------------
L. Kent Moore                    None                                   Over $100,000
-------------------------------- -------------------------------------- --------------------------------------------

--------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------- -------------------------------------- --------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                          SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                      COMPANIES IN THE
                                       DOLLAR RANGE OF EQUITY                   OLD MUTUAL FUND COMPLEX OVERSEEN
        NAME OF TRUSTEE                SECURITIES IN THE ANALYTIC FUND               BY THE TRUSTEES
-------------------------------- -------------------------------------- --------------------------------------------
      David J. Bullock                          $1-$10,000                             Over $100,000
-------------------------------- -------------------------------------- --------------------------------------------

* Mr. Driver commenced service as a Trustee in May 2005.

Each current Trustee of the Trust received the following compensation during the fiscal period from commencement of operations (September 24, 2004) to July 31, 2005:

--------------------------------- ----------------------- -------------------- ----------------- -------------------------
                                                              PENSION OR
                                                              RETIREMENT
                                        AGGREGATE          BENEFITS ACCRUED       ESTIMATED      TOTAL COMPENSATION FROM
        NAME OF PERSON,             COMPENSATION FROM      AS PART OF TRUST    ANNUAL BENEFITS   TRUST AND TRUST COMPLEX
            POSITION                      TRUST                EXPENSES        UPON RETIREMENT     PAID TO TRUSTEES***
--------------------------------- ----------------------- -------------------- ----------------- -------------------------
John R. Bartholdson,                      $13,500                 N/A                N/A                  $98,750
Trustee
--------------------------------- ----------------------- -------------------- ----------------- -------------------------
David J. Bullock,                          $-0-                   N/A                N/A                   $-0-
Trustee*
--------------------------------- ----------------------- -------------------- ----------------- -------------------------
Walter W. Driver, Jr.**                   $6,000                  N/A                N/A                   $6,000
--------------------------------- ----------------------- -------------------- ----------------- -------------------------

--------------------------------- ----------------------- -------------------- ----------------- -------------------------
                                                              PENSION OR
                                                              RETIREMENT
                                        AGGREGATE          BENEFITS ACCRUED       ESTIMATED      TOTAL COMPENSATION FROM
        NAME OF PERSON,             COMPENSATION FROM      AS PART OF TRUST    ANNUAL BENEFITS   TRUST AND TRUST COMPLEX
            POSITION                      TRUST                EXPENSES        UPON RETIREMENT     PAID TO TRUSTEES***
--------------------------------- ----------------------- -------------------- ----------------- -------------------------
Robert M. Hamje,                          $13,500                  N/A                N/A                  $13,500
Trustee
--------------------------------- ----------------------- -------------------- ----------------- -------------------------
Jarrett B. Kling,                         $13,500                  N/A                N/A                  $13,500
Trustee
--------------------------------- ----------------------- -------------------- ----------------- -------------------------
L. Kent Moore,                            $13,500                  N/A                N/A                  $13,500
Trustee
--------------------------------- ----------------------- -------------------- ----------------- -------------------------

* Mr. Bullock is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Trust.

**    Mr. Driver commenced service as a Trustee in May 2005.

*** Compensation expenses are allocated pro rata based on the relative net assets of the Funds.

Prior to September 1, 2005, each Trustee received an annual retainer of $20,000 plus $1,000 for each in-person Board of Trustees meeting and $500 for each in-person and telephonic Committee meeting. The amounts in the table reflect annual amounts that have been pro rated for the fiscal period from commencement of operations (September 24, 2004) to July 31, 2005. These amounts also reflect payments for meetings actually attended during this period.

Effective September 1, 2005, each Trustee will receive an annual retainer of $30,000 plus $1,000 for each in-person Board of Trustees meeting and $500 for each in-person and telephonic Committee meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee will receive annually an additional $10,000 and $5,000, respectively.

5% AND 25% SHAREHOLDERS

As of September 30, 2005, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund. Persons owning of record or beneficially 25% or more of the outstanding share class of the Analytic Fund may be deemed to be a controlling person of the Analytic Fund for purposes of the 1940 Act.

---------------------------------------- --------------------------------------------- --------------
                                                                                          Percent
                                                                                         Owned of
                 Class                            Name and Address of Owner               Record
---------------------------------------- --------------------------------------------- --------------
---------------------------------------- --------------------------------------------- --------------
Class A                                  Merrill Lynch                                    44.45%
                                         4800 Deer Lake Drive East, 2d Floor
                                         Jacksonville, FL 32246-6484
---------------------------------------- --------------------------------------------- --------------
---------------------------------------- --------------------------------------------- --------------
Class C                                  Merrill Lynch                                    74.86%
                                         4800 Deer Lake Drive East, 2d Floor
                                         Jacksonville, FL 32246-6484
---------------------------------------- --------------------------------------------- --------------
---------------------------------------- --------------------------------------------- --------------
Class Z                                  Charles Schwab & Co., Inc.                       35.23%
                                         FBO Customers
                                         101 Montgomery Street
                                         San Francisco, CA 94104-4122
---------------------------------------- --------------------------------------------- --------------
---------------------------------------- --------------------------------------------- --------------
Class Z                                  National Investor Services Corp.                 19.14%
                                         FBO Exclusive Benefit of Customers
                                         Att: Mutual Funds
                                         55 Water Street, Floor 32
                                         New York, NY  10041-0028
---------------------------------------- --------------------------------------------- --------------
---------------------------------------- --------------------------------------------- --------------
Class Z                                  National Financial Services Corp.                16.55%
                                         FBO Exclusive Benefit of Customers
                                         Att:  Mutual Funds
                                         200 Liberty Street
                                         New York, NY  10281-1003
---------------------------------------- --------------------------------------------- --------------
---------------------------------------- --------------------------------------------- --------------
Class Z                                  FTC & Co.                                        11.68%
                                         Att: Datalynx House
                                         P.O. Box 173736 Denver, CO 80217-3736
---------------------------------------- --------------------------------------------- --------------



The Trustees and Officers of the Trust collectively owned less than 1% of the outstanding shares of the Fund as of the date of this SAI.

THE ADVISOR

The Trust and Old Mutual Capital, Inc. have entered into an advisory agreement with respect to the Fund (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Advisor's liability, but also provides that the Advisor will not be protected against any liability to the Trust or the Fund or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisor is an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual plc is a London-listed international financial services group based in London, with operations in life assurance, asset management, banking, and general insurance. Old Mutual's principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom.

Old Mutual Fund Services, the Trust's administrator (the "Administrator"), is a wholly owned subsidiary of the Advisor (see "The Administrator" for more details on Old Mutual Fund Services). Old Mutual Investment Partners, the Trust's distributor (the "Distributor"), is also a wholly owned subsidiary of the Advisor (see "The Distributor" for more details on Old Mutual Investment Partners). The Advisor was organized in 2004 and is a subsidiary of Old Mutual
(US) Holdings Inc. ("OMUSH"), which is a wholly owned subsidiary of Old Mutual. The principal business address of the Advisor is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237. Analytic Investors, Inc. is a wholly owned affiliate of OMUSH (see "The Sub-Advisor" for more details on Analytic Investors, Inc.).

The Advisory Agreement obligates the Advisor to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust's investment objectives, policies, and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the

Trust, subject to the supervision of the Board of Trustees. The Advisory Agreement also requires the Advisor to pay its overhead and employee costs and the compensation and expenses of all its partners, officers, and employees who serve as officers and executive employees of the Trust. The Advisory Agreement provides that the Advisor is not responsible for other expenses of operating the Trust. From time to time, the Advisor or a company under common control with the Advisor may make payments to broker-dealers for the promotion of the sale of Trust shares or for their own company-sponsored sales programs.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the Trust's outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust's outstanding voting securities upon 60 days' written notice to the Advisor or
(ii) by the Advisor at any time without penalty upon 60 days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services, the Advisor is entitled to a annual fee, which is calculated daily and paid monthly, equal to 0.95% of the Fund's average daily net assets. For the last three fiscal years ending December 31 the Predecessor Funds paid the following in management fees to the Predecessor Funds' investment advisor:

       --------------------------------------- ----------------------------------------
                     FEES PAID                               FEES WAIVED
       --------------------------------------- ----------------------------------------
           2002         2003         2004         2002          2003          2004
       ------------- ----------- ------------- ------------ ------------- -------------
         $44,031      $14,149      $151,302     $178,296      $230,412      $146,812
       ------------- ----------- ------------- ------------ ------------- -------------


The investment advisory fees paid by the Fund are higher than those paid by most investment companies, although the Advisor believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

In addition, in the interest of limiting the expenses of the Fund during the first two years, the Advisor has signed an expense limitation contract with the Trust on behalf of the Fund ("Expense Limitation Agreement") pursuant to which, with respect to the Class A, Class C, and Class Z shares, the Advisor has agreed to waive a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the Trust's Distribution Plans and Service Plan, with respect to Class A and Class C, sales charges, interest, taxes, brokerage commissions, and any expenditures that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of the Fund's business) as set forth in the table below (the "Expense Limitation").

                                                                   EXPENSE LIMITATION (1)
--------------------------------------------------------------------------------------------------------
                              FUND                   CLASS A SHARES    CLASS C SHARES    CLASS Z SHARES
--------------------------------------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund                  1.45%            2.20%             1.20%
--------------------------------------------------------------------------------------------------------

(1) Reimbursement by the Fund of the advisory fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the Fund to exceed the Expense Limitation. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the Expense Limitation (excluding certain other expenses such as brokerage commissions and extraordinary expenses); and (iii) the payment of such reimbursement was approved by the Board of Trustees on a quarterly basis. Moreover, in accordance with the terms of agreements with the Advisor and the Administrator, whereby, to the extent that the Advisor defers advisory fees or absorbs operating expenses of the Fund, the Advisor may seek payment of such deferred fees or reimbursement of such absorbed expenses within two fiscal years after the fiscal year in which fees were deferred or expenses were absorbed, the actual expenses charged to the Fund may exceed these limits.

THE SUB-ADVISOR

Analytic Investors, Inc., located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is the investment sub-advisor to the Fund. The Sub-Advisor was founded in 1970 as Analytic Investment Management, Inc., one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt funds for fiduciaries and other long term shareholders. It is one of the oldest investment management firms in this specialized area. In 1985 it became a wholly-owned affiliate of OMUSH. In January 1996, Analytic Investment Management, Inc. acquired and merged with TSA Capital Management, which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity, and fixed income management, as well as option and yield curve strategies.

The Trust, Advisor, and Sub-Advisor have entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement"). For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Advisor will receive fees payable by the Advisor on an annual basis equal to 0.70% of the Fund's daily net assets.

The Sub-Advisor utilizes state of the art quantitative investment management techniques in seeking to deliver superior investment performance. The Sub-Advisor believes that the use of such techniques allow it to fulfill its clients' objectives through rational, systematic identification of market opportunities, while minimizing the impact of human emotions which often dominate investment decision making. The Sub-Advisor has based its investment decisions on quantitative techniques for more than 25 years.

The Fund is a stock portfolio that combines a quantitative approach to stock selection with a unique hedging style. The goal of the Fund is to allow shareholders to enjoy substantial protection against a declining stock market while still allowing for them to participate to a large degree in a rising stock market. The core strategy of the portfolio is based on a belief that there are five primary elements that drive an individual stock's performance: (i) relative valuation, (ii) growth potential; (iii) historical return momentum; (iv) liquidity; and (v) risk. The valuation process examines dozens of financial measures within these five elements. The Sub-Advisor accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, the Sub-Advisor has developed a unique weighting process for each of these financial measures which allows its approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The stock selection process commences by developing rankings for all the companies in the equity universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the equity universe. Individual security positions are limited to a maximum of a three percent active position relative to their respective weights in the equity universe. Once established, this portfolio is strategically hedged to reduce the risk to the overall portfolio when individual stocks become excessively volatile. In the process, the Sub-Advisor's quantitative approach greatly reduces the exposures to firm size, market style, and economic sector biases. This is referred to as being size neutral, style neutral, and sector neutral.

SUB-ADVISORY AGREEMENT. Under the Sub-Advisory Agreement, the Sub-Advisor serves as the investment sub-advisor and makes the investment decisions for the Fund and continuously reviews, supervises, and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Advisor. After the initial two year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Sub-Advisor, or by the Sub-Advisor on 90 days' written notice to the Advisor. The Sub-Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Analytic Fund as of December 31, 2004. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

------------------------------------------------------ ----------------------------------------------------
Name                                                                   Dollar Range of Fund Shares
------------------------------------------------------ ----------------------------------------------------
Harinda de Silva, CFA                                                      $100,001 - $500,000
------------------------------------------------------ ----------------------------------------------------
Dennis M. Bein, CFA                                                         $50,001 - $100,000
------------------------------------------------------ ----------------------------------------------------
Greg McMurran                                                              $100,001 - $500,000
------------------------------------------------------ ----------------------------------------------------
Scott Barker                                                                $50,001 - $100,000
------------------------------------------------------ ----------------------------------------------------
Robert Murdock, Ph.D., CFA                                                  $50,001 - $100,000
------------------------------------------------------ ----------------------------------------------------
Steven Sapra                                                                $10,001 - $50,000
------------------------------------------------------ ----------------------------------------------------

OTHER ACCOUNTS. As of December 31, 2004, in addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

--------------------- ----------------------------- ------------------------------ ------------------------------
                         REGISTERED INVESTMENT         OTHER POOLED INVESTMENT            OTHER ACCOUNTS
                               COMPANIES                      VEHICLES
--------------------- -------------- -------------- -------------- --------------- -------------- ---------------
                       NUMBER OF                       NUMBER OF                     NUMBER OF
      NAME              ACCOUNTS      TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS     ACCOUNTS     TOTAL ASSETS
--------------------- -------------- -------------- -------------- --------------- -------------- ---------------
Harinda de Silva, CFA       7        $862,000,000      15(2)*        $1,000,000       24(3)*      $1,200,390,885
--------------------- -------------- -------------- -------------- --------------- -------------- ---------------
Dennis M. Bein, CFA         8        $865,200,000      15(2)*       $993,000,000      24(3)*      $1,002,370,445
--------------------- -------------- -------------- -------------- --------------- -------------- ---------------
Greg McMurran               0             $0              2         $891,400,000        12        $3,500,042,889
--------------------- -------------- -------------- -------------- --------------- -------------- ---------------
Scott Barker                0             $0              0              0             3(5)*      $3,230,306,052
--------------------- -------------- -------------- -------------- --------------- -------------- ---------------
Robert Murdock,             0             $0              2         $91,400,000         12        $3,500,042,889
Ph.D., CFA
--------------------- -------------- -------------- -------------- --------------- -------------- ---------------
Steven Sapra                8        $865,200,000      11(4)*       $814,000,000      21(3)*      $1,002,147,375
--------------------- -------------- -------------- -------------- --------------- -------------- ---------------

         * Includes four accounts with aggregated assets under management of $179,000,000 that are subject to a performance-based advisory fee.

         2* Includes nine accounts with aggregated assets under management of $276,900,000 that are subject to a performance-based advisory fee.

         3* Includes six accounts with aggregated assets under management of $493,000,000 that are subject to a performance-based advisory fee.

         4* Includes six accounts with aggregated assets under management of $227,400,000 that are subject to a performance-based advisory fee.

         5* Includes one account with aggregated assets under management of $3,200,000 that are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Fund.

The Sub-Advisory Agreement obligates the Sub-Advisor to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolio, including the purchase, retention, and disposition thereof in accordance with the Fund's investment objective, policies, and limitations; (ii) provide supervision of the Fund's assets and to determine from time to time what investments and securities will be purchased, retained, or sold on behalf of the Fund and what portion of the Fund's assets managed will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold on behalf of the Fund and to place orders with or through such persons, brokers, or dealers to carry out the policy with respect to brokerage set forth in the Prospectus or as the Board of Trustees or the Advisor may direct from time to time, in conformity with federal securities laws.

The Advisor compensates the Fund's portfolio managers for their management of the Fund. The portfolio managers' compensation consists of an industry competitive base salary, discretionary bonus, and deferred compensation consisting of an allocation to the Advisor's commingled fund with a three-year vesting period. The Advisor considers three factors in awarding a discretionary bonus, including (i) pre-tax performance results of the portfolio manager's investment strategy as compared to each strategy's specific benchmark, as well as the Advisor's annual performance targets; (ii) overall annual performance of the Advisor, in terms of profitability; and (iii) the individual portfolio manager's contribution, based on goals established during the performance period. The following table represents the benchmarks against which each portfolio manager's performance results are compared:

                INVESTMENT STRATEGY                                     BENCHMARK
         U.S. Core Equity                                S&P 500 Index
         U.S. Long Short Equity                          60% 90-day T-Bills/40% S&P 500 Index
         U.S. Market Neutral                             90-day T-bills
         U.S. Value Equity                               S&P/Barra Value Index
         Japanese Equity Market Neutral                  JPY 1-month LIBOR or U.S. 1-month LIBOR
         Canadian Market Neutral                         Scotia 3-month T-bill

                INVESTMENT STRATEGY                                     BENCHMARK
         Global Long Short Equity                        60% MSCI EAFE/40% 90-day T-bills
         Global Asset Allocation                         U.S. 1-month LIBOR or client customized benchmark
         U.S. Fixed Income                               Merrill 1-3 Year Treasury Index
         Dynamic Hedging                                 U.S. 90-day T-bills

The portfolio managers' base salaries are typically reviewed on an annual basis, based on the anniversary of each portfolio manager's date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund; (ii) by the Advisor at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties; or (iii) by the Sub-Advisor at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

CONSIDERATIONS OF THE BOARD IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND THE SUB-ADVISORY AGREEMENT.

The Board approved the Investment Advisory Agreement and Sub-Advisory Agreement (collectively, the "Agreements") for the Fund on May 11, 2005. In determining whether it was appropriate to approve the Agreements, the Board requested information, provided by the Advisor and Sub-Advisor, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by the independent legal counsel with respect to its deliberations. In considering the fairness and reasonableness of the agreements, the Board reviewed numerous factors, with respect to the Fund separately, including the following:

     o  the nature of the services to be provided under the Agreements;

     o the requirements of the Fund for the services provided by the Advisor and Sub-Advisor;

     o  the quality of the services expected to be provided;

     o  fees payable for the services;

     o  projected total expenses of the Fund;

     o the commitment of the Advisor to cap certain Fund expenses through the contractual deferral of advisory fees and/or reimbursement of expenses, and the fact that Advisor may seek payment of such deferred fees or reimbursement of such absorbed expenses within two fiscal years after the fiscal year in which fees were deferred or expenses were absorbed;

     o the expected profitability of the Advisor and Sub-Advisor with respect to their relationships with the Fund;

     o soft-dollar and other service benefits received by the Advisor, including sources of revenue to affiliates of the Advisor from the Fund through administration fees and website services fees;

     o the economies of scale available to the Administrator through SEI Investments Global Funds Services as sub-administrator (the "Sub-Administrator");

     o  capabilities and financial condition of the Advisor and Sub-Advisor; and

     o  current economic and industry trends.

Current management fees were reviewed in the context of the Advisor's anticipated profitability. In addition, the Board reviewed an analysis prepared by the Advisor in consultation with an independent third party, comparing the Fund's expected expense ratio and advisory fee with comparable mutual funds.

In particular, the Board compared the Fund's annual advisory fee (0.95%) to fees charged to a customized peer group (selected with the consultation of Financial Research Corporation, an independent consultant) of several mutual funds and considered the fact that the fee was higher than some of those charged to several funds in each peer group.

The Trustees considered the fact that the total expenses of 1.30% of the Fund's Class Z shares (after waiver or reimbursement and before 12b-1 distribution and/or service fees) were lower than 102 funds in the peer group and higher than 561 funds in the peer group.

The Trustees relied upon the Advisor's representation, based upon advice of an independent consultant, that the peer group discussed above was fair, reasonable, and balanced presentation of a comparable peer group for the Fund. The Trustees also reviewed a similar comparison with a broader universe of comparable funds.

The Board reviewed additional information provided by the Advisor and Sub-Advisor. Following extended discussions concerning this information, the Board determined that the agreements were consistent with the best interests of the Fund and future shareholders. The Board, including all of the Trustees who were not "interested persons" of the Fund, voting separately, unanimously approved the Agreements on the basis of the foregoing review and discussions. The Board concluded, among other things:

     o the level of fees to be charged to the Fund was comparable to the fees charged by other investment advisors and other investment sub-advisors to other funds with similar investment strategies and therefore reasonable, considering the additional services to be provided by the Advisor and Sub-Advisor;

     o the fact that the Advisor was willing voluntarily to defer its fees and reimburse expenses to reduce Fund expenses indicated a high level of commitment on the part of the Advisor;

     o the Advisor and Sub-Advisor were experienced and possessed significant experience in managing particular asset classes;

     o the Advisor and Sub-Advisor demonstrated its commitment to providing sufficient resources regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience; and

     o the Advisor and Sub-Advisor appeared to have overall high quality in terms of its personnel, operations, financial condition, investment management capabilities, methodologies, and performance.

LITIGATION INVOLVING THE ADVISOR'S AFFILIATE

The following describes material legal proceedings involving Liberty Ridge Capital, Inc. ("Liberty Ridge Capital"). Liberty Ridge Capital is a wholly owned subsidiary of OMUSH. Accordingly, Liberty Ridge is an affiliate of the Advisor. Liberty Ridge is an investment sub-advisor to the Old Mutual Asset Allocation Conservative Fund, Old Mutual Asset Allocation Balanced Fund, Old Mutual Asset Allocation Moderate Growth Fund, and Old Mutual Asset Allocation Growth Fund ("Asset Allocation Funds"). None of the legal proceedings described below relate to the Trust.

In June 2004, Liberty Ridge Capital reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and the New York Attorney General (the "NYAG") with respect to PBHG Funds, a registered investment company for which Liberty Ridge Capital acted as investment advisor. If certain terms and undertakings in the NYAG settlement are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the PBHG Funds, Liberty Ridge Capital, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of Liberty Ridge Capital as investment advisor of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants and rescission of the PBHG Funds' 12b-1 Plan.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against Liberty Ridge Capital, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). PBHG Funds was not named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that Liberty Ridge Capital permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warrant against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation").

At this stage of the Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. In the event PBHG Funds incurs any losses, costs or expenses in connection with such lawsuits, PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to PBHG Funds in respect thereof. While it is currently too early to predict the result of the Litigation, Liberty Ridge Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the PBHG Funds or the Trust. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Asset Allocation Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Asset Allocation Funds.

In addition, if Liberty Ridge Capital is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment advisor for any investment company registered under the 1940 Act. Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge Capital, including the Advisor and Sub-Advisor, from serving as an investment advisor to any registered investment company, including the Fund. The Funds have been informed by Liberty Ridge Capital that, if these results occur, Liberty Ridge Capital will seek exemptive relief from the SEC to permit Liberty Ridge Capital and its affiliates to continue to serve as advisor and sub-advisors to the PBHG Funds and the Funds. There is no assurance that such exemptive relief will be granted.


THE DISTRIBUTOR

Old Mutual Investment Partners, a wholly owned subsidiary of OMUSH, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans. The principal business address of the Distributor is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of the Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of the Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plan are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of the Fund and (ii) 0.75% of the average net asset value of the Class C shares of the Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current Prospectus or this SAI with respect to Class A and Class C shares and interest and other financing costs. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions, and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Distributor will prepare and deliver written reports to the Board of Trustees of the Trust on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Advisor, or Sub-Advisor may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust had a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Class A and Class C shares were first offered by the Predecessor Funds beginning March 31, 2005, and, therefore, had not made any payments under the Predecessor Funds' Distribution Plan during the fiscal year ended December 31, 2004.

From time to time, the Distributor or a company under common control with the Distributor may make payments to intermediaries, such as broker-dealers, who support the sale of Fund shares through administrative or recordkeeping support services or marketing support.

As of the effective date of this SAI, the Distributor or a company under common control with the Distributor have not paid any fees to intermediaries in connection with administrative, recordkeeping support, and/or marketing services provided to the Trust's shares.

As of the effective date of this SAI, the Trust made no payments to intermediaries in connection with recordkeeping and support (i.e., sub-transfer agency and other administrative services provided to the Trust's shares).

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Trust and Old Mutual Fund Services entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel, and facilities, as well as services performed by various third parties. The Administrator, a wholly owned subsidiary of the Advisor, is organized as a Pennsylvania business trust and has its principal place of business at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237. Under the Administrative Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly at an annual rate of 0.123% of the average daily net assets of the Funds. The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

For the fiscal years ended December 31, 2002, 2003, and 2004, the Predecessor Funds paid the following administration fees to the Predecessor Funds' administrators:

                -------------------------------------------------------------------------
                                           ADMINISTRATION FEE
                -------------------------------------------------------------------------
                          2002                     2003                    2004
                ------------------------- ----------------------- -----------------------
                        $201,878                 $282,368                $225,332
                ------------------------- ----------------------- -----------------------


The Administrator and SEI Investments Global Funds Services entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement"), pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation, which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (i) a fee based on the average daily net assets of the Trust and the PBHG Funds and the PBHG Insurance Series Fund of: (a) 0.0165% of the first $10 billion, plus (b) 0.0125% of the next $10 billion, plus (c) 0.010% of the excess over $20 billion; and (ii) a fee based on the aggregate number of series portfolios of the Trust, PBHG Funds and PBHG Insurance Series Fund calculated at the sum of between $50,000 and $60,000 per fund, depending on the total of funds. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc. (the "Transfer Agent"), P.O. Box 219398, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. The Administrator serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. The Administrator also performs development and maintenance services on the web site that references the Trust and the Fund. Old Mutual Shareholder Services, Inc. ("OM SSI"), an affiliate of the Advisor, serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between OM SSI and the Administrator. The principal place of business of OM SSI is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the rate the Trust is currently paying the Trust's transfer agent for providing these services to shareholders investing directly in the Trust.

From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services ("Third-Party Services") relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements. These Third-Party Services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. From time to time, the Trust may also pay networking fees to broker-dealers who help offset account maintenance and statement and transaction processing costs by utilizing the Networking function of the National Securities Clearing Corporation (NSCC). See the section entitled "The Distributor" for the amounts of payments by the Trust to specific intermediaries for sub-transfer agency and other administrative services.

CUSTODIAN

Wachovia Bank, N.A. (the "Custodian"), 123 S. Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust. The Custodian holds cash, securities, and other assets of the Trust as required by the 1940 Act.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Kramer Levin Naftalis & Frankel LLP serves as counsel to the Trust. PricewaterhouseCoopers, LLP serves as the independent registered public accountants of the Trust.

FUND TRANSACTIONS

The Advisor and Sub-Advisor are authorized to select brokers and dealers to effect securities transactions for the Fund. The Advisor and Sub-Advisor will seek to obtain the most favorable net results by taking into account various factors, including price, commission (if any), size of the transactions and difficulty of executions, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Advisor and Sub-Advisor generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Advisor and Sub-Advisor seek to select brokers or dealers that offer the Fund best price and execution. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Advisor and Sub-Advisor may then consider selecting a broker or dealer for one of the following reasons: (i) receipt of research or brokerage execution products and services and (ii) receipt of other services which are of benefit to the Fund. In the case of securities traded in the over-the-counter market, the Advisor and Sub-Advisor expect normally to seek to select primary market makers.

The Advisor and Sub-Advisor may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Advisor or Sub-Advisor. These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses.

Information so received by the Advisor or Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor or Sub-Advisor under the Advisory Agreement and Sub-Advisory Agreement. If, in the judgment of the Advisor or Sub-Advisor, the Fund or other accounts managed by the Advisor or Sub-Advisor will be benefited by supplemental research services, the Advisor and Sub-Advisor are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Advisor or Sub-Advisor will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Advisor or Sub-Advisor will find all of such services of value in advising the Fund.

The Advisor and Sub-Advisor are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

The Fund may request that the Advisor or Sub-Advisor direct the Fund's brokerage to offset certain expenses of the Fund. The Advisor or Sub-Advisor will attempt to fulfill directed brokerage subject to achieving best execution. Although the Advisor or Sub-Advisor attempts to satisfy the Fund's direction requests, there can be no guarantee that it will be able to do so. In certain circumstances, the directed broker may not offer the lowest commission rate. This may cause the Fund to pay a higher rate of commission than might otherwise have been available had the Advisor or Sub-Advisor been able to choose the broker or dealer to be utilized.

By directing a portion of the Fund's generated brokerage commissions, the Advisor and Sub-Advisor may not be in a position to negotiate brokerage commissions on the Fund's behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the best price and execution, or to commingle or "bunch" orders for purposes of execution with orders for the same securities for other accounts managed by the Advisor or Sub-Advisor. In cases where the Fund has instructed the Advisor or Sub-Advisor to direct brokerage to a particular broker or dealer, orders for the Fund may be placed after brokerage orders for accounts that do not impose such restrictions.

The Fund may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Advisor or Sub-Advisor may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Trust's expenses. In addition, the Advisor or Sub-Advisor may place orders for the purchase or sale of Fund securities with qualified broker-dealers that refer prospective shareholders to the Fund. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of NASD, Inc., Rule 12b-1(h) under the 1940 Act, and subject to seeking best execution and in accordance with policies and procedures adopted by the Board of Trustees, the Advisor or Sub-Advisor may select broker-dealers to execute Fund portfolio transactions that promote or sell the Fund's shares. Those policies and procedures are reasonably designed to prevent the Advisor's or Sub-Advisor's personnel from taking into account such promotion or sale of Fund shares and shares of any other mutual fund it advises in selecting broker-dealers to execute the Fund's portfolio transactions. Neither of the Trust, the Advisor, Sub-Advisor, or the Distributor may enter into any agreement or other understanding under which the Trust directs, or is expected to direct, portfolio securities transactions to a broker or dealer in consideration for such promotion or sale of such shares.

For the fiscal years ended December 31, 2002, 2003, and 2004, the Predecessor Funds paid the following aggregate commissions on portfolio transactions:

                ------------------------------------------------------------------------------------
                               AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                ----------------------------- -------------------------- ---------------------------
                            2002                        2003                        2004
                ----------------------------- -------------------------- ---------------------------
                          $283,261                    $353,583                    $300,698
                ----------------------------- -------------------------- ---------------------------

For the fiscal years ended December 31, 2002, 2003, and 2004, the Predecessor Funds paid the following brokerage commissions on portfolio transactions effected by brokers affiliated to the Predecessor Funds. The amounts disclosed in the table below relate to payments made to the Predecessor Funds' distributor acting as agent for repurchase agreements and transactions in equity securities.

                -------------------------------------------------------------------------------------------------
                                              AGGREGATE DOLLAR AMOUNT OF BROKERAGE
                                             COMMISSIONS PAID TO AFFILIATED BROKERS

                -------------------------------------------------------------------------------------------------
                                                                                           PERCENTAGE OF TOTAL
                                                                                          BROKERAGE COMMISSIONS
                                                                                            PAID TO AFFILIATED
                          2002                     2003                    2004                   BROKERS (2004)
                ------------------------- ----------------------- ----------------------- -----------------------
                        $247,290                 $294,825                $185,461                 61.67%
                ------------------------- ----------------------- ----------------------- -----------------------

The Trust's Board of Trustees, Advisor, Sub-Advisor, and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Fund. The Codes of Ethics allow trades to be made in securities that may be held by the Fund. However, they prohibit a person from taking advantage of trades of shares of the Fund or from acting on inside information. In addition, the Trust's Board of Trustees reviews and approves the Codes of Ethics of the Trust, Advisor, Sub-Advisor, and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Trust's, Advisor's, Sub-Advisor's, and Distributor's Codes of Ethics during the previous year.

PROXY VOTING. The Trust's Board of Trustees has adopted Proxy Voting Guidelines (the "Guidelines"). The Guidelines are attached to this SAI as Exhibit B. In general, the Guidelines seek to vote proxies in a manner that maximizes the value of the Fund's investments. The Guidelines generally assign proxy voting responsibilities for the Fund to the Advisor or Sub-Advisor. Also attached as Exhibit B to this SAI are the proxy voting policies for the Advisor and Sub-Advisor.

DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for the Fund and may create additional portfolios and additional classes of the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares of the Fund are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of the Fund and all assets in which such consideration is invested would belong to the Fund and would be subject to the liabilities related thereto.

VOTING RIGHTS

Each share held entitles a shareholder to one vote for each share held by the shareholder. Shareholders of the Fund will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all of the Funds will be voted on only by shareholders of the affected Funds. Shareholders of all of the Funds will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants. Shareholders of any particular class of the Trust will vote separately on matters relating solely to such class and not on matters relating solely to any other class or classes of the Trust. The Trust is not required to hold annual meetings of shareholders, but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Agreement and Declaration of Trust ("Trust Agreement") provides that the Trustees of the Trust will hold office during the existence of the Trust, except as follows: (i) any Trustee may resign or retire; (ii) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (iii) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (iv) any Trustee who has died will be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware statutory trust will be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of the Fund for all losses and expenses of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees, and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

PURCHASES, REDEMPTIONS, AND PRICING OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good

Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Shares of the Fund are offered on a continuous basis.

PURCHASES

You may purchase Class A and Class C shares of the Fund through certain brokers, dealers, or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund's public offering price. Shares of the Fund are offered only to residents of states in which such shares are eligible for purchase.

You may purchase Class Z shares of the Fund directly through the Transfer Agent. You may also purchase such shares through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV. Shares of the Fund are offered only to residents of states in which such shares are eligible for purchase.

The Trust, Distributor, and Transfer Agent will not be responsible for any loss, liability, cost, or expense for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust, Distributor, and Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

The Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Advisor may from time to time recommend to the Board of Trustees of the Trust that the Fund indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers, and employees of the Advisor, Sub-Advisor and their affiliated companies). In such event, the Board of Trustees would determine whether such discontinuance is in the best interests of the Fund and its shareholders.

FUND REORGANIZATION

Class Z shares are available for purchase or exchange only for those Class Z shareholders of the Fund (or other series of the Trust) who acquired their Class Z shares through a reorganization of another mutual fund into a series of the Trust.

INITIAL SALES CHARGES - CLASS A SHARES

The initial sales charge is used to compensate the Distributor and selected dealers for their expenses incurred in connection with the distribution of the Fund's shares. Class A shares of the Fund are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million.

                                                            Investor's Initial Sales Charge
                                     ------------------------------------------------------------------------------
        Amount of Investment              As a Percentage           As a Percentage        Dealer Commission as a
                in                         of the Public               of the Net            Percentage of the
          Single Transaction              Offering Price            Amount Invested            Offering Price
          ------------------              --------------            ---------------            --------------
    Less than $100,000                         5.75%                    6.10%                      5.00%
    $100,000 but less than $250,000            4.50%                    4.71%                      3.75%
    $250,000 but less than $500,000            3.25%                    3.36%                      2.75%
    $500,000 but less than                     2.00%                    2.04%                      1.75%
    $1,000,000
    $1,000,000 and over                         0%                      0%                         0%

LARGE PURCHASES OF CLASS A SHARES

Investors who purchase $1 million or more of Class A shares of the Funds do not pay an initial sales charge. However, such purchases may be subject to a 1% contingent deferred sales charge ("CDSC") if the investor redeems those shares within one year after purchase, as described in the Fund's Prospectus.

CLASS A PURCHASES ELIGIBLE FOR REDUCTIONS OF INITIAL SALES CHARGES

The Prospectus describes certain programs offered by the Fund to reduce initial sales charges for certain eligible investors. The following information supplements the descriptions in the Prospectus and further explains the conditions that investors must satisfy to qualify for a reduced initial sales charge under these programs. For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation, and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

LETTERS OF INTENT

You may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent ("LOI"). The LOI confirms your intention as to the total investment to be made in Class A shares of the Fund within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and are bound by the provisions described below.

Each purchase of Class A shares of the Fund normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Choosing a Share Class" in the Fund's Prospectus. It is your responsibility at the time of purchase to specify the account number(s) that should be considered in determining the appropriate sales charge. The offering price may be reduced further as described under "Rights of Accumulation" (below) if you advise the Trust of all other accounts at the time of your investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, you may revise your intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) you will pledge and the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, you will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably constitute and appoint the Transfer Agent as your agent to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI program you wish to cancel the agreement, you must give written notice to the Distributor. If at any time before completing the LOI program you request the Transfer Agent to liquidate or transfer beneficial ownership of your total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

RIGHTS OF ACCUMULATION

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Class A shares of the Funds. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which you invest upon such proposed purchase, but also the value of all Class A shares of the Funds that you own, calculated at their then current public offering price. If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money that you are then investing and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if you already own qualifying shares of the Funds with a value of $80,000 and wish to invest an additional $40,000 in one of the Funds with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, you or your dealer must furnish the Trust with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made.

CONCURRENT PURCHASES

You may combine purchases of all classes of shares of two or more Funds to qualify for a reduced initial sales charge according to the initial sales charge schedule set forth in the Prospectus.

REINSTATEMENT PRIVILEGE

Within 90 days of a redemption, you may reinvest all or part of the redemption proceeds in Class A or Class C shares in one of the Funds at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested. You must ask for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of one of the Funds are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. The Fund may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to the Fund.

If you are assessed a contingent deferred sales charge in connection with the redemption of shares and you subsequently reinvest a portion or all of the value of the redeemed shares in shares in any one of the same Funds within 90 days after such redemption, such reinvested proceeds will not be subject to either an initial sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, you must notify the Trust of your intent to do so at the time of reinvestment.

PAYMENTS TO DEALERS

The Distributor may make the following payments to selected dealers of record of purchases of Class A shares totaling over $1 million: 1.00% on amounts to $5 million, 0.50% on amounts over $5 million and up to $10 million, and 0.25% on amounts over $10 million.

The Distributor may elect to re-allow the entire initial sales charge on Class A shares to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

The Distributor may pay asset based sales commissions to dealers and institutions who sell Class C shares of the Fund at the time of such sale. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission equal to 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. These payments are recouped by the Distributor through the Class C Distribution Plan and Service Plan. See "The Distributor."

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PURCHASES OF CLASS C SHARES

Class C shares of the Fund are sold at net asset value without an initial sales charge, but are subject to a contingent deferred sales charge of 1.00% if redeemed within twelve months.

The Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

MINIMUM INVESTMENT

The minimum initial investment in Class A and Class C shares of the Fund is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with the Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Trust's Systematic Investment Plan must be at least $25. Minimum initial investment means the net amount you invest in the Fund after the deduction of any applicable initial sales charge.

For Class Z shares of the Fund, the minimum investment will be as follows:

MINIMUM INVESTMENTS                                    INITIAL        ADDITIONAL
--------------------------------------------------------------------------------
Regular accounts                                       $ 2,500        no minimum
Uniform Gifts/Transfer to Minor Accounts               $   500        no minimum
Traditional IRAs                                       $ 2,000        no minimum
Roth IRAs                                              $ 2,000        no minimum
Coverdell Education Savings Accounts                   $   500        no minimum

GENERAL INFORMATION REGARDING PURCHASES

A purchase order for Class A and Class C shares will be effective as of the day received from your broker, dealer or financial advisor by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 4:00 p.m. Eastern Time. Payment may be made by check or readily available funds. The price per share you will pay to invest in the Fund is its public offering price next calculated after the Transfer Agent or other authorized representative accepts your order. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Fund.

In order for your Class A or Class C shares purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

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

You may purchase Class Z shares of the Fund directly through the Transfer Agent. The price per share you will pay to invest in the Fund is its NAV next calculated after the Transfer Agent or other authorized representative accepts your order. The Fund's NAV is calculated at the close of trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, each day the exchange is open for business. The Fund's assets are generally valued at their market price. However, if a market price is unavailable or if the assets have been affected by events occurring after the close of trading, the Board of Trustees may use another method that it believes reflects fair value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, the Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders.

You may also purchase Class Z shares of the Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

REDEMPTIONS

You may sell (redeem) Class A and Class C shares in your account by contacting your investment broker-dealer or financial institution. Your broker-dealer or financial institution may charge you a fee for this service. The redemption price of Class A shares and Class C shares subject to a CDSC will be reduced by any applicable contingent deferred sales charge. The CDSC may be deducted from your redemption proceeds or from your account balance. If no preference is stated at the time of redemption, the CDSC will be deducted from the redemption proceeds.

Redemption orders received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any business day will be effective that day. The redemption price of shares is the NAV of the Fund next determined after the redemption order is effective less any applicable deferred sales charge. Payment of redemption proceeds will be made as promptly as possible and, in any event, within 7 days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

You may sell (redeem) Class Z shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Transfer Agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to 7 days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay

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

paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase. Generally, we will not charge any fees to redeem your shares. Your broker-dealer or other financial institution may charge you a service fee for handling redemption transactions.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's NAV.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act by which it has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1.00% of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the New York Stock Exchange, the Advisor, Administrator, Sub-Administrator, Transfer Agent, and/or Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

CDSCS APPLICABLE TO REDEMPTIONS OF CLASS A SHARES

A CDSC applies to purchases of $1 million or more of Class A shares of the Fund that are redeemed within 12 months of the date of purchase. This charge will be based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1.00% of all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such CDSC, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such CDSC will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

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

CDSC EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

     o where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;

     o on purchases made in connection with the reinvestment of dividends and distributions from the Fund;

     o on exchanges of shares of certain other Funds (see "Purchases, Redemptions, and Pricing of Shares - Exchange Privileges");

     o on purchases subject to the reinstatement privilege (see "Purchases, Redemptions, and Pricing of Shares - Purchasers Qualifying for Reductions in Class A Initial Sales Charges"); or

     o on purchases made in connection with a merger, consolidation, or acquisition of assets of the Fund.

CDSC APPLICABLE TO REDEMPTIONS OF CLASS C SHARES

Class C shares may be redeemed on any business day at the NAV next determined following receipt of the redemption order, less a 1.00% (subject to change) CDSC. No CDSC will be imposed (i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares.

In determining whether a CDSC is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than one year from the date such shares were purchased; and fourth, of shares held less than one year from the date such shares were purchased. The applicable CDSC will be applied against the lesser of the value of the shares redeemed or the total original cost of the redeemed shares.

CDSC EXCEPTIONS FOR PURCHASES OF CLASS C SHARES

The CDSC on Class C shares may be waived:

     o on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

     o upon the death or post-purchase disability of the shareholder or plan participant;

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

     o on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

     o on redemptions through a systematic withdrawal plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10.00% of the value of the shareholder's investment in Class C shares at the time the shareholder elects to participate in the systematic withdrawal plan; or

     o on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.

REDEMPTION FEES

See the Prospectus for details of any redemption fee.

REDEMPTION BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of the Fund by Federal Reserve wire on federal holidays restricting wire transfers.

SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Fund or the shareholder services described herein, contact your broker-dealer or financial advisor. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Transfer Agent receives your notification to discontinue such service(s) at least 10 days before the next scheduled investment or withdrawal date.

SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1) SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan is a convenient way for you to purchase shares in the Fund at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Fund despite its fluctuating NAV through regular purchases of a fixed dollar amount of shares in the Fund. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when the Fund's NAV is relatively low and fewer shares being purchased when the Fund's NAV is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction) from your designated checking or savings account. Your systematic investment in the Fund designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2) SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan provides a convenient way for you to receive current income while maintaining your investments in the Fund. The systematic withdrawal plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The systematic withdrawal plan also provides the option of having a check mailed to the address of record for your account(s). In order to start a plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter, or semi-annual period you select.

EXCHANGE PRIVILEGES

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to federal funds, you may exchange some or all of your shares for shares of the same class of the other Funds currently available to the public. See the "Trading Guidelines" section of the Prospectus for limitations on exchanges.

Generally, you may exchange your shares for shares of the same class of other Funds at NAV. Class A shares of the Fund may be exchanged for Class A shares of any of the other Funds at relative net asset value without payment of sales charges. See "Purchases and Redemptions of Shares - Initial Sales Charges - Class A Shares."

EXCHANGE OF SHARES SUBJECT TO A CDSC

If you exchange shares that are subject to a CDSC, the exchange transaction will not be subject to the contingent deferred sales charge. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold.

TAX-SHELTERED RETIREMENT PLANS

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.

(1) TRADITIONAL IRAS. You may save for your retirement and shelter your investment income from current taxes by either: (i) establishing a new traditional IRA or (ii) "rolling-over" to the Trust monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in any of the Funds. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.

(2) ROTH IRAS. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be); however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

On June 7, 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current $2,000 annual contribution limit that applies to Traditional and Roth IRAs will increase gradually from $3,000 in 2002 to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments.

Traditional and Roth IRA Contribution Limits:

                Tax Years                   Max. Annual Contribution
                2001                        $2,000
                2002-2004                   $3,000
                2005-2007                   $4,000
                2008                        $5,000
                2009-2010                   Indexed to Inflation

The law will permit individuals age 50 and over to make catch-up contributions to IRAs as follows:

                Year                        Limit
                2002-2005                   $500
                2006-2010                   $1,000

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

The annual maximum IRA contribution must be made before annual catch-up contributions are made.

(3) SEP-IRAS. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4) 401(A) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5) 401(K) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

(6) 403(B) PLANS. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

OTHER SPECIAL ACCOUNTS

The Trust also offers the following special accounts to meet your needs:

(1) COVERDELL EDUCATION SAVINGS ACCOUNTS ("ESAS") (FORMERLY EDUCATION IRAS). For taxable years beginning after December 31, 1997, Education IRAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries. The contribution limit that applies to ESAs will increase to $2,000 starting in 2002, and in addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software, and Internet access for a child. The phase-out range for married couples filing a joint return for making contributions to these plans has been raised to adjusted gross income between $190,000 and $220,000. Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses. Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

(2) UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3) CUSTODIAL AND FIDUCIARY ACCOUNTS. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

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

For further information regarding any of the above retirement plans and accounts, please contact your broker, dealer, or financial advisor.

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of the Fund is based on the NAV attributable to such class. The Fund calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of that class. NAV is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any business day. Once the Fund reaches a certain asset size, its NAV will be listed in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of the Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Fund securities listed on an exchange are valued at the last sales price. Fund securities quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the official closing price or if none, at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Fund for which market quotations are not readily available are valued at their fair value as determined in good faith by the Trust's Board of Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S.

dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

TAXES

Information set forth in the Prospectus that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from "qualified publicly traded partnerships" (the "Income Requirement"). Income derived from a partnership (other than a qualified publicly traded partnership) or a trust shall be treated as satisfying the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if realized by the regulated investment company in the same manner as realized by the partnership or trust. As a consequence of this rule and the one described

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

above relating to certain qualified publicly traded partnerships, substantially all income derived from publicly traded partnerships will satisfy the Income Requirement.

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund's net investment in the transaction and: (i) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (ii) the transaction is a straddle within the meaning of Section 1092 of the Code; (iii) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (iv) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (i) prior inclusions of ordinary income items from the conversion transaction and (ii) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if the Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Fund's shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable) if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used; (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

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Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.

The Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, if it invests in marketable stock of a PFIC, the Fund may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Under Treasury

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Regulations, solely for purposes of Code Sections 1291 through 1298, the Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (i) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock; (ii) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level); (iii) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (a) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year; plus (b) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period; and
(iv) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or in securities of one or more "qualified publicly traded partnerships." Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the

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Federal Agricultural Mortgage Corporation, the Federal Farm Credit System
Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA, and SLMA, are treated as U.S. government securities.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as s to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for (i) the dividends-received deduction ("DRD"), in the case of corporate shareholders; or (ii) treatment as "qualified dividend income," in the case of noncorporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (i) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (ii) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to noncorporate shareholders as long-term capital gains (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends

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are taxable as ordinary income. The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund's gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (i) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days, in the case of certain preferred stock) during the 121-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 60 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) if the noncorporate shareholder fails to meet the holding period requirements set forth in (i) with respect to its shares in the Fund to which the dividend is attributable; or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by the Fund from a foreign corporation will be qualified dividends if (i) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S.; (ii) the foreign corporation is incorporated in a possession of the U.S.; or (iii) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD. In general, dividends paid on the Fund's various share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic

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corporations for the taxable year. No DRD will be allowed with respect to any dividend (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days, in the case of certain preferred stock) during the 90-day period (180-day period, in the case of certain preferred stock) beginning on the date that is 45 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option or of an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund; or (ii) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items).

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to pass through to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation

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rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credit rules.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another series portfolio of the Trust). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (i) who has failed to provide a correct taxpayer identification number; (ii) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly; or (iii) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

SALE OR REDEMPTION OF SHARES

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund (including pursuant to a systematic withdrawal plan or an exchange of shares of the Fund for shares of the other Funds in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss

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arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the DRD for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (i) incurs a sales load in acquiring shares of the Fund; (ii) disposes of such shares less than 91 days after they are acquired; and (iii) subsequently acquires shares of the Fund or another series portfolio of the Trust at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to "interest-related dividends" and "short-term capital gain dividends," ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend.

U.S. withholding tax generally would not apply to amounts designated by the Fund as an "interest-related dividend" or a "short-term capital gain dividend" paid with respect to years of the Fund beginning in 2005, 2006, or 2007. The aggregate amount treated as an interest-related dividend for a year is limited to the Fund's qualified net interest income for the year, which is the excess of the sum of the Fund's qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a "short-term capital gain dividend" is limited to the excess of the Fund's net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next tax year).

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

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In the case of a foreign noncorporate shareholder, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION, LOCAL TAX CONSIDERATIONS

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

FINANCIAL STATEMENTS

PricewaterhouseCoopers ("PwC") located at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust. PwC also served as the independent registered public accounting firm for the Analytic Fund.

The audited financial statements for the Analytic Fund, for the fiscal year ended December 31, 2004 and the report of the independent accountants for that year are included in the Analytic Fund's Annual Report to Shareholders dated December 31, 2004. The financial statements contained in that report are incorporated by reference and made part of this Statement of Additional Information. The unaudited financial statements for the six month period ended June 30, 2005 included in the Analytic Fund's Semi-annual Report to Shareholders are also incorporated herein by reference.

The financial statements in the Analytic Fund's Annual Report noted above has been audited by PwC and have been incorporated by reference into this Statement of Additional Information in reliance on the report of PwC, independent registered public accounting firm, given on the authority of that firm as experts in auditing and accounting.

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EXHIBIT A

CREDIT RATINGS

Moody's Investors Service, Inc.

                          LONG-TERM OBLIGATION RATINGS

A Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                               SHORT-TERM RATINGS

Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following three designations to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime 1 (or supporting institutions) have a superior ability to repay short-term debt obligations.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation.

Not Prime        Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated Prime-1 or Prime-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor's Ratings Services

                         LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated `BB', `B', `CCC', `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC An obligation rated `CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy

                         SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


               B-1. A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

               B-2. A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-3. A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

                     INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                   Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.
Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'.

'NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

                     INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C                  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D                  Default.  Denotes actual or imminent payment default.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

EXHIBIT B

PROXY VOTING POLICIES

                            OLD MUTUAL ADVISOR FUNDS

                             Proxy Voting Guidelines

                              Revised 23 June 2004
                              Approved 8 July 2004

These Proxy Voting Guidelines (the "Guidelines") are being adopted by the Board of Trustees of the Old Mutual Advisor Funds (the "Trust") in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the "Rule"). The Trust recognizes that proxies have an economic value and in voting proxies, and seeks to maximize the value of its investments and its shareholders' assets. The Trust believes that the voting of proxies is an economic asset that has direct investment implications. Moreover, the Trust believes that each portfolio's investment Advisor or Sub-Advisor is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security. Consequently, the Trust generally assigns proxy voting responsibilities to the investment managers responsible for the management of each respective Trust portfolio. In supervising this assignment, the Trustees will periodically review the voting policies of each investment Advisor or Sub-Advisor that manages a Trust portfolio that invests in voting securities. If an investment Advisor to a Trust portfolio who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisors Act of 1940 , that Advisor will be required to follow these Guidelines.

Disclosure of General Proxy Voting Guidelines

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of a portfolio's assets.

The Trust's guidelines as they relate to certain common proxy proposals are summarized below along with the Trust's usual voting practice. As previously noted, an Advisor or Sub-Advisor to the Trust will only be required to follow these Guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Board of Directors

o The Trust generally votes FOR proposals: (1) requesting board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and seek to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent, and (7) by shareholders seeking to require that the position of chairman be filled by an independent director.

o The Trust generally votes AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval; and (7) require two candidates per board seat.

o The Trust will evaluate on a case-by-case basis: (1) director nominees; (2) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals that establish or amend director qualifications.

Approval of Independent Auditors

o The Trust generally votes FOR proposals seeking to ratify the selection of auditors.

o The Trust will evaluate on a case-by-case basis proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

Shareholder Rights

o The Trust generally votes FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the by-laws in addition to shareholders.

o The Trust generally votes AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend by-laws.

o The Trust will evaluate on a case-by-case basis proposals that adopt a fair price provision.

Anti-Takeover Defenses and Voting Related Issues

o The Trust generally votes FOR proposals: (1) to adopt confidential voting, use independent vote tabulators and use independent inspectors of elections; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; and (6) seeking to adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

o The Trust generally votes AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; and (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill").

o The Trust will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy proposals; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice proposals; (4) seeking to restore or permit cumulative voting; and (5) requesting to opt in or out of state takeover statutes.

Corporate Governance

o The Trust generally votes FOR proposals: (1) seeking to amend by-laws or charters for housekeeping changes; and (2) regarding reincorporation.

o The Trust will evaluate on a case-by-case basis proposals requesting a change in a company's state of incorporation.

Capital Structure

o The Trust generally votes FOR proposals seeking to: (1) increase common share authorization for a stock split; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

o The Trust generally votes AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and
(4) create a new class of common stock with superior voting rights.

o The Trust will evaluate on a case-by-case basis proposals seeking to: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding "going private" transactions; (9) regarding private placements; and (10) regarding recapitalizations.

Executive and Director Compensation

o The Trust generally votes FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an employee stock option plan ("ESOP") or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to put option repricings to a shareholder vote; (8) asking the company to expense stock options; (9) seeking to simply amend shareholder approved compensation plans to comply with Omnibus Budget Reconciliation Act of 1987 ("OBRA laws"); (10) seeking to add performance goals to existing compensation plans to comply with

OBRA laws; and (11) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of examining compensation under OBRA laws.

o The Trust generally votes AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only.

o The Trust will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (2) by management seeking approval to reprice options; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; and (8) by shareholders regarding all other executive and director pay issues.

Mergers and Corporate Restructurings

o The Trust generally votes FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

o The Trust generally votes AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

o The Trust will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales;
(4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

o The Trust generally votes FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company's involvement in spaced-based weaponization;
(4) outlining the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; and (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations.

o The Trust generally votes AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company's products; (2) requesting a report on the health and environmental effects of GE ingredients;
(3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company's policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings, as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities, as such decisions are better left to public health authorities; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting, reporting or publishing in newspapers the company's political contributions; (9) seeking to disallow or restrict the company from making political contributions;
(10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) implementing the China Principles; (12) requesting reports on foreign military sales or offsets;
(13) requesting a company to cease production of nuclear weapons; and (14) requesting a report on the diversity efforts of suppliers and service providers.

o The Trust will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients;
(5) requesting reports on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company's operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; and (16) requesting a company to increase the diversity of the board.

o Other Situations

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and the Trust's vote is cast in a manner that the Trust believes is in the best interest of the applicable Trust portfolio and its shareholders.

Conflicts of Interest

The Trust recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. Since under normal circumstances the Advisor or Sub-Advisor will be responsible for voting proxies related to securities held in a Trust portfolio, the portfolios themselves will not have a conflict of interest with fund shareholders in the voting of proxies. The Trust expects each Advisor and Sub-Advisor responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Trust portfolio and its shareholders and is not influenced by any conflicts of interest that the Advisor or Sub-Advisor may have.

Disclosure of Proxy Voting Guidelines and Record

The Trust will fully comply with all applicable disclosure obligations under the Rule. These include the following:

[ ] Disclosure in shareholder reports that a description of the Trust's Proxy Voting Guidelines are available upon request without charge and information about how it can be obtained (e.g., Trust website, SEC web site, and toll free phone number).

[ ] Disclosure in the Trust's Statement of Additional Information (SAI) the actual policies used to vote proxies.

[ ] Disclosure in shareholder reports and in the SAI that information regarding how the Trust voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

The Trust will file all required reports regarding the Trust's actual proxy voting record on Form N-PX on an annual basis as required by the Rule. This voting record will also be made available to shareholders.

The Trust will respond to all requests for guideline descriptions or proxy records within three (3) business days of such request.

Maintenance of Proxy Voting Records

The Trust's administrator, Advisor, and/or Sub-Advisors will be responsible for maintaining all appropriate records related to the voting of proxies held in a Trust portfolio as required by the Rule. These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six (6) years.

Review of Proxy Voting Guideline

This guideline as well as the proxy voting guidelines of all Trust Advisors and Sub-Advisors will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

                            OLD MUTUAL CAPITAL, INC.

PROXY VOTING POLICY

Dated: 6/2004

Introduction

Old Mutual Capital, Inc. ("OM Capital") recognizes that proxies have an economic value. In voting proxies, OM Capital requires that each Sub-Advisor it engages seeks to maximize the economic value of clients' assets by casting votes in a manner that it believes to be in the best interest of the affected client(s). Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets. When voting proxies, Sub-Advisors are to adhere to this Policy, their internal proxy voting policy and any written guidelines or instructions from clients.

PROXY OVERSIGHT COMMITTEE

OM Capital has established a Proxy Oversight Committee (the "Committee"), consisting of the Investment Officer, General Counsel, and Chief Compliance Officer. The Committee is primarily responsible for:

o Approving OM Capital's Proxy Voting Policy (the "Policy") and related Procedures;

o  Reviewing the proxy voting policies of Sub-Advisors;

o  Acting as a resource for Sub-Advisors on proxy matters, when requested.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION

OM Capital's Committee reviews each Sub-Advisor's policies and procedures for identifying and resolving material conflicts of interest. The Committee also offers to serve as a potential resource for the Sub-Advisors to access to assist in determining how to resolve material conflicts of interest when voting a proxy for a client of OM Capital, Inc. The Sub-Advisors are not mandated to use this resource.

DISCLOSURE TO CLIENTS

OM Capital's Form ADV will include a description of this Policy and, upon request; OM Capital will provide clients a copy of the complete Policy. OM Capital will also provide to clients, upon request, information on how their securities were voted.

PROXY VOTING PROCEDURES

SUB-ADVISOR PROXY VOTING REPORTS

Each Sub-Advisor is required to prepare a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. Each Sub-Advisor also prepares a Proxy Conflict of Interest Report that documents all instances where a material conflict of interest was identified and the resolution of the material conflict of interest.

MAINTENANCE OF PROXY VOTING RECORDS

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

o    These policy and procedures, and any amendments thereto;

o    Various reports prepared according to the above procedures; and

o Each written client request for information and a copy of any written response by OM Capital to a client's written or oral request for information.

Each Sub-Advisor will maintain the records required to be maintained under the federal securities laws.

Dated: 6/2004

                               ANALYTIC INVESTORS

                       PROXY VOTING POLICY AND PROCEDURE

         Analytic Investors assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

         Proxy Oversight Committee

         Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the "Committee"), to oversee the proxy voting process. The Committee consists of the Chief Investment Officer, the Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the "Proxy Service").

         Proxy Voting Service

                  The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

         Conflicts of Interest

          Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

         At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification the Proxy Service's recusal from voting, Analytic Investors' Proxy Coordinator will prepare a report to the Proxy Committee that identifies
(i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors' Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors' Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

         Voting Guidelines

         Analytic Investors has reviewed the Proxy Service's voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.

         Proxy Voting Record

         The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

         Obtaining a Voting Proxy Report

         Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors' Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

         Recordkeeping

         Pursuant to Rule 204-2 of the Investment Advisors Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

     o Analytic Investors' proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service

     o Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors)

     o  Records of votes cast on behalf of clients

     o  Records of written client requests for voting information

     o Records of written responses from Analytic Investors to both written and verbal client requests

     o Any other documents prepared that were material to Analytic Investors' decision to vote a proxy or that memorialized the basis for the decision.

                                     PART C
                               OTHER INFORMATION
Item 23.

                Exhibits:

(a) Agreement and Declaration of Trust. Agreement and Declaration of Trust of Old Mutual Advisor Funds dated May 27, 2004. Incorporated herein by reference to Registration Statement Filed June 1, 2004.

           (1) Amendment to Schedule A of the Declaration of Trust as amended May 11, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

(b) By-Laws of Old Mutual Advisor Funds. Incorporated herein by reference to Registration Statement filed June 1, 2004.

(c)             Instruments Defining Rights of Security Holders.
           (1) Articles II, VI, VII and IX of the Agreement and Declaration of Trust.

           (2)  Articles IV and VI of the Bylaws.

(d)             Investment Advisory Agreement.

           (1) Form of Investment Advisory Agreement dated __________, 2004, by and between the Registrant, on behalf of each fund of the Registrant, and Old Mutual Capital, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

           (2) Amendment No. 1 dated May 11, 2005 to Schedule A of the Investment Advisory Agreement dated September 7, 2004. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

           (3) Form of Investment Sub-Advisory Agreement dated __________, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Ibbotson Associates Advisors, LLC. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

           (4) Form of Investment Sub-Advisory Agreement dated __________, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Acadian Asset Management, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

           (5) Form of Investment Sub-Advisory Agreement dated __________, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Analytic Investors, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

           (6) Form of Investment Sub-Advisory Agreement dated __________, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 2 to Registration Statement filed September 24, 2004.

           (7) Form of Investment Sub-Advisory Agreement dated __________, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Clay Finlay Inc. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

           (8) Form of Investment Sub-Advisory Agreement dated __________, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Dwight Asset Management Company. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

           (9) Form of Investment Sub-Advisory Agreement dated __________, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Heitman Real Estate Securities LLC. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

          (10) Form of Investment Sub-Advisory Agreement dated __________, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Liberty Ridge Capital, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

          (11) Form of Investment Sub-Advisory Agreement dated __________, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Provident Investment Counsel. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

          (12) Form of Investment Sub-Advisory Agreement dated __________, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Rogge Global Partners plc. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

          (13) Form of Investment Sub-Advisory Agreement dated __________, 2005, by and among the Registrant, Old Mutual Capital, Inc. and Copper Rock Capital Partners, LLC. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

          (14) Form of Investment Sub-Advisory Agreement dated __________, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Thompson, Siegel & Walmsley, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

          (15) Form of Investment Sub-Advisory Agreement dated __________, 2005, by and among the Registrant, Old Mutual Capital, Inc. and Analytic Investors, Inc. with respect to Old Mutual Analytic Defensive Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

(e) Distribution Agreement. Form of Distribution Agreement dated ____________, 2004, by and between the Registrant and Old Mutual Investment Partners. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

           (1) Amendment No. 1 dated May 11, 2005 to Exhibit A to Distribution Agreement between the Registrant and Old Mutual Investment Partners dated May 11, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

(f)             Bonus or Profit Sharing Contracts. Not Applicable.

(g) Custodian Agreement. Form of Mutual Fund Custodian Agreement between the Registrant and Wachovia Bank, N.A. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

           (1) Amendment No. 1 dated May 11, 2005 to Attachment C of the Mutual Fund Custodian Agreement dated August 2, 2004. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

(h)             Other Material Contracts.

           (1) Form of Administrative Services Agreement dated __________, 2004, by and between the Registrant and Old Mutual Fund Services. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

           (2) Amendment No. 1 dated May 11, 2005 to Schedule A of the Administrative Services Agreement dated September 7, 2004. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

           (3) Form of Sub-Administrative Services Agreement dated __________, 2004, by and between Old Mutual Fund Services and SEI Investments Global Fund Services. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

           (4) Amendment No. 1 dated May 11, 2005 to Schedule A of the Sub-Administrative Services Agreement dated August 2, 2004. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

           (5) Expense Limitation Agreement effective __________, 2004 between the Registrant and Old Mutual Capital, Inc., on behalf of the Funds. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

           (6) Form of Shareholder Web Services Agreement dated __________, 2004 by and between the Registrant and Old Mutual Fund Services. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004

           (7) Service Plan for the Registrant's Class A and Class C Shares. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

           (8) Revised Schedule A to the Service Plan for the Registrant's Class A and Class C Shares as revised May 11, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

(i) (1) Opinion and consent of Counsel. Incorporated herein by reference to the Post-Effective Amendment No. 2 to Registration Statement filed September 24, 2004.

           (2) Consent of Counsel is attached as an exhibit.

(j) Consent of Auditors. Consent of Auditors is attached as an exhibit.

(k)            Not Applicable.

(l) Letter from Old Capital Inc. dated September 7, 2004 to the Registrant with respect to the initial capitalization of the Registrant. Incorporated herein by reference to the Post-Effective Amendment No. 2 to Registration Statement filed September 24, 2004.

(m)            Plan under Rule 12b-1.

           (1) Form Distribution Plan under Rule 12b-1 with respect to the Class A Shares. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

           (2) Revised Schedule A to the Distribution Plan under Rule 12b-1 with respect to the Class A Shares as revised May 11, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

           (3) Form of Distribution Plan under Rule 12b-1 with respect to the Class C Shares. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

           (4) Revised Schedule A to the Distribution Plan under Rule 12b-1 with respect to the Class C Shares as revised May 11, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

(n)             Form of Rule 18f-3 Multiple Class Plan dated July 8, 2004.
                Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

           (1) Revised Schedule A to the Rule 18f-3 Plan as revised May 11, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

(o)             Not Applicable.

(p)             Code of Ethics.

           (1) Code of Ethics of the Registrant. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

           (2) Code of Ethics of Old Mutual Capital, Inc. and Old Mutual Investment Partners. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

           (3) Code of Ethics of Ibbotson Associates Advisors, LLC. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

           (4) Code of Ethics of Acadian Asset Management, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

           (5) Code of Ethics of Analytic Investors, Inc. Code of Ethics is attached as an exhibit.

           (6) Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

           (7) Code of Ethics of Clay Finlay Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

           (8) Code of Ethics of Dwight Asset Management Company. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

           (9) Code of Ethics of Heitman Real Estate Securities LLC. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

          (10) Code of Ethics of Liberty Ridge Capital, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

          (11) Code of Ethics of Provident Investment Counsel. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

          (12) Code of Ethics of Rogge Global Partners PLC. Incorporated herein by reference to the Post-Effective Amendment No. 2 to Registration Statement filed September 24, 2004.

          (13) Code of Ethics of Copper Rock Capital Partners, LLC. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

          (14) Code of Ethics of Thompson, Siegel & Walmsley, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

(q)             Other: Trustees' Power of Attorney. Powers of Attorney for John
                R. Bartholdson, David J. Bullock, Robert M. Hamje, Jarrett B. Kling, Walter W. Driver, Jr. and L. Kent Moore. Incorporated herein by reference to the Post-Effective Amendment No. 6 filed September 29, 2005.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons that are controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

The Agreement and Declaration of Trust of the Registrant include the following:

                                  ARTICLE VIII
                  LIMITATION OF LIABILITY AND INDEMNIFICATION

         Section 8.1. Limitation of Liability. A Trustee or officer, when acting in such capacity, shall not be personally liable to any Person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

         Section 8.2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the By-Laws and other applicable law.

The Bylaws of the Registrant include the following:

                                  ARTICLE VIII
                                INDEMNIFICATION

         Section 1. Indemnification. For the purpose of this Section 1, "Trust" includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction; "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Section 1.

                  (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (i) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust's best interests and (ii) in all other cases, that his conduct was at least not opposed to the Trust's best interests and (iii) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section 1.

                  (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

                  (c) Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person's office with the Trust.

         Section 2. Advance Payments of Indemnifiable Expenses. To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR:

The list required by this Item 26 of officers and directors of the investment advisor and sub-advisors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to the respective Forms ADV filed by the investment advisor and sub-advisors under the file numbers indicated in the table below:

                                                         ADVISERS ACT
ADVISOR/SUB-ADVISOR                                   REGISTRATION NUMBER
-------------------                                   -------------------
Old Mutual Capital, Inc.                                   801-63140
Ibbotson Associates Advisors, LLC                          801-62323
Acadian Asset Management, Inc.                             801-28078
Analytic Investors, Inc.                                   801-07082
Barrow, Hanley, Mewhinney & Strauss, Inc.                  801-31237
Clay Finlay Inc.                                           801-17316
Dwight Asset Management Company                            801-45304
Heitman Real Estate Securities LLC                         801-48252
Liberty Ridge Capital, Inc.                                801-48872
Provident Investment Counsel                               801-47993
Rogge Global Partners PLC                                  801-25482
Thompson, Siegel & Walmsley, Inc.                          801-06273
Copper Rock Capital Partners, LLC                          801-63900


ITEM 27. PRINCIPAL UNDERWRITERS

(a) Registrant's distributor, Old Mutual Investment Partners, acts as distributor for PBHG Funds, PBHG Insurance Series Fund and the Registrant.

(b) The principal business address of each person named in the table below is Old Mutual Investment Partners, 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

                                      Positions and Office with           Position and Offices with
Name                                           Underwriter                         Registrant

David J. Bullock                      Trustee and Chief Executive         President, Chief Executive
                                      Officer                             Officer and Trustee
Michael W. Rose                       President                           ---
Mark E. Black                         Chief Financial Officer and Chief   Treasurer, Chief Financial
                                      Administrative Officer              Officer and Controller
Andra C. Ozols                        Executive Vice President, General   Vice President and Secretary
                                      Counsel and Secretary
James F. Lummanick                    Senior Vice President and Chief     Vice President and Chief
                                      Compliance Officer                  Compliance Officer
George Vogel                          Executive Vice President            ---
Lee T. Cummings                       Vice President                      ---
Michael W. Mathies                    Vice President                      ---

(c) None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)      With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
         (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

                           Wachovia Bank, National Association
                           123 South Broad Street
                           Philadelphia, PA 19109

(b)      With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4);
         (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of Registrant's Sub-Administrator:

                           SEI Investments Global Funds Services
                           One Freedom Valley Road
                           Oaks, PA 19456

 (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisor or Sub-Advisors:

                           Old Mutual Capital, Inc.
                           4643 South Ulster Street, Suite 600
                           Denver, CO 80237

                           and

                           1400 Liberty Ridge Drive
                           Wayne, PA 19087

                           Ibbotson Associates Advisors, LLC
                           225 N. Michigan Avenue, Suite 700
                           Chicago, IL  60601

                           Acadian Asset Management, Inc.
                           Ten Post Office Square
                           Boston, MA  02109

                           Analytic Investors, Inc.
                           500 South Grand Avenue, 23rd Floor
                           Los Angeles, CA  90071

                           Barrow, Hanley, Mewhinney & Strauss, Inc.
                           3232 McKinney Avenue, 15th Floor
                           Dallas, TX  75204-2429

                           Clay Finlay Inc.
                           200 Park Avenue
                           New York, NY  10166

                           Dwight Asset Management Company
                           100 Bank Street
                           Burlington, VT  05401

                           Heitman Real Estate Securities LLC
                           191 N. Wacker Drive, Suite 2500
                           Chicago, IL  60606

                           Liberty Ridge Capital, Inc.
                           1400 Liberty Ridge Drive
                           Wayne, PA  19087

                           Provident Investment Counsel
                           300 North Lake Avenue, Penthouse
                           Pasadena, CA  91101

                           Rogge Global Partners PLC
                           Sion Hall
                           56 Victoria Embankment
                           London, England  EC4Y ODZ

                           Thompson, Siegel & Walmsley, Inc.
                           500 Monument Avenue
                           Richmond, VA  23230

                           Copper Rock Capital Partners, LLC
                           200 Clarendon Street, 53rd Floor
                           Boston, MA  02116

ITEM 29. MANAGEMENT SERVICES

None.

ITEM 30.  UNDERTAKINGS

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has certified that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado, on the 14th day of October, 2005.

                                     OLD MUTUAL ADVISOR FUNDS
                                     (Registrant)


                                     By: /s/ David J. Bullock
                                       -----------------------------------------
                                              David J. Bullock, President

Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to this Registration Statement has been signed below by the following persons in the capacities indicated on the 14th day of October, 2005.


/s/ David J. Bullock                                  President and Trustee
--------------------------------------------
David J. Bullock

/s/ Mark E. Black                                     Chief Financial Officer
--------------------------------------------
Mark E. Black

                  *                                   Trustee
--------------------------------------------
John R. Bartholdson

                 *                                    Trustee
--------------------------------------------
Walter W. Driver, Jr.

                  *
--------------------------------------------
Robert M. Hamje                                       Trustee

                  *                                   Trustee
--------------------------------------------
Jarrett B. Kling

                  *                                   Trustee
--------------------------------------------
L. Kent Moore


*By:  /s/ David J. Bullock
    ----------------------------------------
         David J. Bullock
         Attorney-in-Fact

                            OLD MUTUAL ADVISOR FUNDS

                                INDEX TO EXHIBITS

Item 23.

                  Exhibits:

EX-99.i           Consent of Counsel.

EX-99.j           Consent of Auditors.

Ex-99.p           Code of Ethics.